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                                                              Exhibit 10.4



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                             THE PIONEER GROUP, INC.


                                CREDIT AGREEMENT


                            Dated as of June 6, 1996

                    THE FIRST NATIONAL BANK OF BOSTON, Agent




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                                TABLE OF CONTENTS

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                                                                                                               PAGE

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1.  Definitions; Certain Rules of Construction....................................................................1

2.  The Credits..................................................................................................23
         2.1.  B Share Revolving Credit..........................................................................24
                  2.1.1.  B Share Revolving Loan.................................................................24
                  2.1.2.  Borrowing Requests.....................................................................24
                  2.1.3.  B Share Revolving Notes................................................................24
         2.2.  B Share Term Credit...............................................................................25
                  2.2.1.  Term Loan..............................................................................25
                  2.2.2.  Term Notes.............................................................................25
                  2.2.3.  Option to Extend Maturities............................................................25
         2.3.  Revolving Credit Facility.........................................................................25
                  2.3.1.  Revolving Loan.........................................................................25
                  2.3.2.  Borrowing Requests.....................................................................26
                  2.3.3.  Revolving Note.........................................................................26
         2.4.  Application of Proceeds...........................................................................26
                  2.4.1.  B Share Revolving Loan.................................................................26
                  2.4.2.  B Share Term Loan......................................................................26
                  2.4.3.  Revolving Loan.........................................................................26
                  2.4.4.  Specifically Prohibited Applications...................................................27
         2.5.  Nature of Obligations of Lenders to Extend Credit.................................................27

3.  Interest; Pricing Options; Fees..............................................................................27
         3.1.  Interest..........................................................................................27
         3.2.  Pricing Options...................................................................................27
                  3.2.1.  Election of Pricing Options............................................................27
                  3.2.2.  Notice to Lenders and Borrowers........................................................28
                  3.2.3.  Selection of Interest Periods..........................................................28
                  3.2.4.  Additional Interest....................................................................29
                  3.2.5.  Change in Applicable Laws, Regulations, etc............................................29
                  3.2.6.  Taxes..................................................................................29
                  3.2.7.  Funding Procedure......................................................................30
         3.3.  Commitment Fees...................................................................................30
         3.4.  Capital Adequacy..................................................................................30
         3.5.  Computations of Interest and Fees.................................................................31

4.  Payment......................................................................................................31
         4.1.  Payment at Maturity...............................................................................31
         4.2.  Contingent Required Prepayments...................................................................31
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                  4.2.1.  Excess Credit Exposure.................................................................31
                  4.2.2.  Prepayment of B Share Revolving Loan...................................................32
         4.3.  Mandatory Prepayment of B Share Term Loan.........................................................32
         4.4.  Voluntary Prepayments.............................................................................32
         4.5.  Reborrowing; Application of Payments..............................................................32
         4.6.  Payment with Accrued Interest, etc................................................................33

5.  Conditions to Extending Credit...............................................................................33
         5.1.  Conditions on Initial Closing Date................................................................33
                  5.1.1.  Revolving Notes........................................................................33
                  5.1.2.  Payment of Fees........................................................................33
                  5.1.3.  Guarantors Contribution Agreement......................................................33
                  5.1.4.  Legal Opinions.........................................................................33
                  5.1.5.  Investment Assets Under Management.....................................................34
                  5.1.6.  OPIC Insurance Policies................................................................34
         5.2.  Conditions on the B Share Conversion Date.........................................................34
                  5.2.1.  B Share Term Notes.....................................................................34
         5.3.  Conditions to Each Extension of Credit............................................................34
                  5.3.1.  Officer's Certificate..................................................................34
                  5.3.2.  Proper Proceedings.....................................................................34
                  5.3.3.  Legality, etc..........................................................................34

6.  Guarantees...................................................................................................35
         6.1.  Guarantees of Credit Obligations..................................................................35
         6.2.  Continuing Obligation.............................................................................35
         6.3.  Waivers with Respect to Credit Obligations........................................................36
         6.4.  Lenders' Power to Waive, etc......................................................................37
         6.5.  Information Regarding Obligors, etc...............................................................38
         6.6.  Certain Guarantor Representations.................................................................38
         6.7.  No Subrogation....................................................................................39
         6.8.  Subordination.....................................................................................39
         6.9.  Future Subsidiaries; Further Assurances...........................................................39

7.  General Covenants............................................................................................39
         7.1.  Taxes and Other Charges; Accounts Payable.........................................................40
                  7.1.1.  Taxes and Other Charges................................................................40
                  7.1.2.  Accounts Payable.......................................................................40
         7.2.  Conduct of Business, etc..........................................................................40
                  7.2.1.  Types of Business......................................................................40
                  7.2.2.  Maintenance of Properties..............................................................40
                  7.2.3.  Compliance with Material Agreements....................................................41
                  7.2.4.  Statutory Compliance...................................................................41
         7.3.  Insurance.........................................................................................41
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                  7.3.1.  Business Interruption Insurance........................................................41
                  7.3.2.  Errors and Omissions Insurance.........................................................42
                  7.3.3.  Directors and Officers Insurance.......................................................42
                  7.3.4.  Property Insurance.....................................................................42
                  7.3.5.  Liability Insurance....................................................................42
         7.4.  Financial Statements and Reports..................................................................42
                  7.4.1.  Annual Reports.........................................................................42
                  7.4.2.  Quarterly Reports......................................................................44
                  7.4.3.  Other Reports..........................................................................45
                  7.4.4.  Notice of Litigation; Notice of Defaults...............................................46
                  7.4.5.  ERISA Reports..........................................................................46
                  7.4.6.  Other Information......................................................................47
         7.5.  Certain Financial Tests...........................................................................47
                  7.5.1.  Aggregated Total Debt to Combined Mutual Fund Cash Flow................................47
                  7.5.2.  Combined Adjusted Cash Flow to Consolidated Fixed Charges..............................47
                  7.5.3.  Consolidated Tangible Net Worth........................................................48
         7.6.  Indebtedness......................................................................................48
         7.7.  Guarantees; Letters of Credit.....................................................................49
         7.8.  Liens.............................................................................................49
         7.9.  Investments and Acquisitions......................................................................51
         7.10.  Distributions....................................................................................51
         7.11.  Merger, Consolidation and Dispositions of Assets.................................................52
         7.12.  Issuance of Stock by Subsidiaries; Subsidiary Distributions; Subsidiary
                  Guarantors.....................................................................................53
                  7.12.1.  Issuance of Stock by Subsidiaries.....................................................53
                  7.12.2.  Issuance of Stock by Core Mutual Fund Subsidiaries or Pioneer
                           Goldfields Entity.....................................................................53
                  7.12.3.  No Restrictions on Subsidiary Distributions...........................................53
         7.13.  ERISA, etc.......................................................................................53
         7.14.  Transactions with Affiliates.....................................................................53
         7.15.  Interest Rate Protection.........................................................................54
         7.16.  Maintenance of Fee Structure.....................................................................54
         7.17.  Maintenance of Mutual Fund Contracts.............................................................54

8.  Representations and Warranties...............................................................................54
         8.1.  Organization and Business.........................................................................54
                  8.1.1.  Company................................................................................54
                  8.1.2.  Subsidiaries...........................................................................55
                  8.1.3.  Qualification..........................................................................55
         8.2.  Financial Statements and Other Information; Material Agreements...................................55
                  8.2.1.  Financial Statements and Other Information.............................................55
                  8.2.2.  Material Agreements....................................................................56
                  8.2.3.  Investment Assets Under Management.....................................................57
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         8.3.  Changes in Condition..............................................................................57
         8.4.  Agreements Relating to Financing Debt.............................................................57
         8.5.  Title to Assets...................................................................................57
         8.6.  Licenses, etc.....................................................................................57
         8.7.  Litigation........................................................................................58
         8.8.  Tax Returns.......................................................................................58
         8.9.   Authorization and Enforceability.................................................................59
         8.10.  No Legal Obstacle to Agreements..................................................................59
         8.11.  Defaults.........................................................................................59
         8.12.  Certain Business Representations.................................................................59
                  8.12.1.  Labor Relations.......................................................................60
                  8.12.2.  Antitrust.............................................................................60
                  8.12.3.  Environmental Compliance..............................................................60
                  8.12.4.  Certain Other Agreements..............................................................60
                  8.12.5.  Certain Laws..........................................................................60
                  8.12.6.  Burdensome Obligations................................................................60
         8.13.  Pension Plans....................................................................................61
         8.14.  Foreign Trade Regulations; Government Regulation.................................................61
                  8.14.1.  Foreign Trade Regulations.............................................................61
                  8.14.2.  Government Regulation.................................................................61
         8.15.  Pioneer Fund Management Omaha....................................................................61
         8.16.  Disclosure.......................................................................................61

9.  Defaults.....................................................................................................61
         9.1.  Events of Default.................................................................................61
         9.2.  Certain Actions Following an Event of Default.....................................................65
                  9.2.1.  No Obligation to Extend Credit.........................................................65
                  9.2.2.  Specific Performance; Exercise of Rights...............................................65
                  9.2.3.  Acceleration...........................................................................65
                  9.2.4.  Enforcement of Payment; Credit Security; Setoff........................................66
                  9.2.5.  Cumulative Remedies....................................................................66
         9.3.  Annulment of Defaults.............................................................................66
         9.4.  Waivers...........................................................................................66

10.  Expenses; Indemnity.........................................................................................67
         10.1.  Expenses.........................................................................................67
         10.2.  General Indemnity................................................................................67

11.      Operations..............................................................................................68
         11.1.  Interests in Credits.............................................................................68
         11.2.  Agent's Authority to Act, etc....................................................................68
         11.3.  Company to Pay Agent, etc........................................................................68
         11.4.  Lender Operations for Advances, etc..............................................................68
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                  11.4.1.  Advances..............................................................................68
                  11.4.2.  Agent to Allocate Payments, etc.......................................................69
                  11.4.3.  Delinquent Lenders; Nonperforming Lenders.............................................69
         11.5.  Sharing of Payments, etc.........................................................................70
         11.6.  Amendments, Consents, Waivers, etc...............................................................70
         11.7.  Agent's Resignation..............................................................................71
         11.8.  Concerning the Agent.............................................................................72
                  11.8.1.  Action in Good Faith, etc.............................................................72
                  11.8.2.  No Implied Duties, etc................................................................72
                  11.8.3.  Validity, etc.........................................................................72
                  11.8.4.  Compliance............................................................................72
                  11.8.5.  Employment of Agents and Counsel......................................................73
                  11.8.6.  Reliance on Documents and Counsel.....................................................73
                  11.8.7.  Agent's Reimbursement.................................................................73
                  11.8.8.  Agent's Fees..........................................................................73
         11.9.  Rights as a Lender...............................................................................73
         11.10.  Independent Credit Decision.....................................................................74
         11.11.  Indemnification.................................................................................74

12.  Successors and Assigns; Lender Assignments and Participations...............................................74
         12.1.  Assignments by Lenders...........................................................................75
                  12.1.1.  Assignees and Assignment Procedures...................................................75
                  12.1.2.  Terms of Assignment and Acceptance....................................................76
                  12.1.3.  Register..............................................................................76
                  12.1.4.  Acceptance of Assignment and Assumption...............................................77
                  12.1.5.  Federal Reserve Bank..................................................................77
                  12.1.6.  Further Assurances....................................................................77
         12.2.  Credit Participants..............................................................................77

13.  Confidentiality.............................................................................................78

14.  Foreign Persons.............................................................................................79

15.  Notices.....................................................................................................79

16.  Course of Dealing; Amendments and Waivers...................................................................80

17.  Defeasance..................................................................................................80

18.  Venue; Service of Process...................................................................................80

19.  WAIVER OF JURY TRIAL........................................................................................81
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20.  General.....................................................................................................81
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                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT


         This Credit Agreement, dated as of June 6, 1996, as amended, is among The Pioneer Group, Inc., a Delaware corporation, certain of its subsidiaries listed on the signature pages hereto and other Borrower Subsidiaries (as defined below) who from time to time become party hereto, the Lenders (as defined below) and The First National Bank of Boston, as agent for itself and the other Lenders. The parties agree as follows:

1. Definitions; Certain Rules of Construction. Except as otherwise explicitly specified to the contrary, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation," (e) accounting terms not otherwise defined herein shall have the meaning provided under GAAP and (f) terms defined in the UCC and not otherwise defined herein shall have the meaning provided under the UCC. Certain capitalized terms are used in this Agreement as specifically defined as follows:

         1.1. "Accumulated Benefit Obligations" means the actuarial present value of the accumulated benefit obligations under any Plan, calculated in a manner consistent with Statement No. 87 of the Financial Accounting Standards Board.

         1.2. "Affiliate" means, with respect to the Company (or other specified Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company, and shall include (a) any officer or director of the Company or general partner of such Person and (b) any Person of which the Company or any Affiliate (as defined in clause (a) above) of the Company shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests.

         1.3. "Agent" means Bank of Boston in its capacity as agent for the Lenders hereunder, as well as its successors and assigns in such capacity pursuant to Section 11.7.

         1.4. "Applicable Margin" means,

         (1) with respect to any portion of the Revolving Loan subject to a Pricing Option,

         (a) on or after the Initial Closing Date but prior to the first anniversary of the Initial Closing Date:

                  (i) on any date that Company Total Debt is less than or equal to 250% of Combined Mutual Fund Cash Flow, 1.25%;

                  (ii) on any date that Company Total Debt is greater than 250% but less than 300% of Combined Mutual Fund Cash Flow, 1.50%; and

                  (iii) on any date that Company Total Debt is equal to or greater than 300% of Combined Mutual Fund Cash Flow, 1.75%.

         (b)  on and after the first anniversary of the Initial Closing Date:

                  (i) on any date that Company Total Debt is less than or equal to 200% of Combined Mutual Fund Cash Flow, 0.75%;

                  (ii) on any date that Company Total Debt is greater than 200% but less than or equal to 250% of Combined Mutual Fund Cash Flow, 1.25%;

                  (iii) on any date that Company Total Debt is greater than 250% but less than 300% of Combined Mutual Fund Cash Flow, 1.50%; and

                  (iv) on any date that Company Total Debt is equal to or greater than 300% of Combined Mutual Fund Cash Flow, 1.75%; and

         (2) with respect to each other portion of the Revolving Loan,

                  (a) on any date that Company Total Debt is less than 300% of Combined Mutual Fund Cash Flow, 0%; and

                  (b) on any date that Company Total Debt is equal to or greater than 300% of Combined Mutual Fund Cash Flow, 0.25%.

                  For purposes of calculating the Applicable Margin, (1) Company Total Debt shall be determined as of the last day of the most recently ended fiscal quarter for which financial statements have been furnished (or are required to have been furnished) by the Company to the Agent pursuant to Sections 7.4.1 or 7.4.2 and (2) Combined Mutual Fund Cash Flow shall be determined for the period of four consecutive fiscal quarters of the Company then ended. Any adjustment in the Applicable Margin shall take effect upon the earlier of (i) the date upon which the financial statements referred to in the foregoing sentence are furnished or (ii) the date such financial statements are required to be furnished by the Company to the Agent. If for any reason the Company shall not have furnished the financial statements required by Sections
         7.4.1 or 7.4.2 upon the expiration of the period specified in Section 9.1.2, then the Applicable Margin shall be deemed to be the highest margin specified by this Section 1.4

         1.5.  "Applicable Rate" means, at any date,


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                  (1) (a) with respect to the B Share Loan,

                      (i) for each portion of the B Share Loan subject to a Pricing Option, the sum of the Eurodollar Rate with respect to such Pricing Option plus 1.25%; and

                      (ii) for each other portion of the B Share Loan, the Base Rate;

                  (b) with respect to the Revolving Loan,

                      (i) for each portion of the Revolving Loan subject to a Pricing Option, the sum of the Eurodollar Rate with respect to such Pricing Option plus the Applicable Margin; and

                      (ii) for each other portion of the Revolving Loan, the Base Rate plus the Applicable Margin;

                  plus (2) in each case, an additional 2% effective on the day the Agent notifies (which notice the Agent shall be required to give upon the written request of the Required Lenders) the Company that the interest rates hereunder are increasing as a result of the occurrence of an Event of Default until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed no longer to exist, in each case pursuant to Section 9.3.

         1.6.  "Assignee" is defined in Section 12.1.1.

         1.7.  "Assignment and Acceptance" is defined in Section 12.1.1.

         1.8. "B Share Collection Amount" means, for any period, the sum of Distribution Fees plus Redemption Fees received by the Company or any Subsidiary of the Company during such period.

         1.9. "B Share Conversion Date" means the earlier of June 10, 1997, or the date 364 days after the Initial Closing Date, or such later date as determined in accordance with Section 2.2.3.

         1.10. "B Share Final Maturity Date" means the fifth anniversary of the B Share Conversion Date.

         1.11. "B Share Funds" means the Funds set forth on Exhibit 7.16, with dealer commissions with respect to the sale of B Shares no more favorable to the Brokers and Redemption Fees and Distribution Fees with respect to B Shares no more favorable to the shareholders of such Funds than as specified in Exhibit 7.16.

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         1.12. "B Share Loan" means the B Share Revolving Loan or the B Share
Term Loan, as applicable.

         1.13. "B Share Notes" means the B Share Revolving Notes or the B Share Term Notes, as applicable.

         1.14.  "B Share Revolving Loan" is defined in Section 2.1.1.

         1.15.  "B Share Revolving Note" is defined in Section 2.1.3.

         1.16.  "B Share Term Loan" is defined in Section 2.2.1.

         1.17.  "B Share Term Notes" is defined in Section 2.2.2.

         1.18. "B Shares" means any shares (or class of shares) of beneficial interest or capital stock of any B Share Fund, upon the redemption of which a Redemption Fee may be payable at any time, and that are set forth on Exhibit 7.16.

         1.19. "Bank of Boston" means The First National Bank of Boston and its successors.

         1.20. "Banking Day" means any day other than Saturday, Sunday or a day on which banks in Boston, Massachusetts or New York, New York are authorized or required by law or other governmental action to close and, if such term is used with reference to a Pricing Option, any day on which dealings are effected in the Eurodollars in question by first-class banks in the inter-bank Eurodollar markets in New York, New York and at the location of the applicable Eurodollar office.

         1.21. "Bankruptcy Code" means Title 11 of the United States Code (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.22. "Bankruptcy Default" means an Event of Default referred to in
Section 9.1.11.

         1.23. "Base Rate" means, on any day, the greater of (a) the rate of interest announced by Bank of Boston at the Boston Office as its Base Rate or
(b) the sum of 1/2% plus the Federal Funds Rate.

         1.24. "Basic Eurodollar Rate" means, as applied to any Interest Period, the rate of interest at which Eurodollar deposits in an amount comparable to the Percentage Interest of Bank of Boston in the portion of the Loan as to which a Pricing Option has been elected and which have a term corresponding to the Interest Period in question are offered to Bank of Boston by first class banks in the inter-bank Eurodollar market for delivery in immediately available funds at a Eurodollar Office on the first day of such Interest Period as determined by

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the Agent at approximately 10:00 a.m. (Boston time) two Banking Days prior to the date upon which the Interest Period in question is to commence, which determination by the Agent shall, in the absence of manifest error, be conclusive.

         1.25. "Borrower" means each of the Company and the Borrower
Subsidiaries.

         1.26. "Borrower Subsidiary" means initially Pioneering Management Corporation and Pioneer Management (Ireland) Ltd., each of their Wholly Owned Subsidiaries and any other Wholly Owned Subsidiary from time to time designated by the Company and approved by the Required Lenders.

         1.27. "Boston Office" means the principal banking office of Bank of Boston in Boston, Massachusetts.

         1.28. "Broker" means any broker, dealer, bank or other person or entity (other than any Subsidiary or any director, officer or employee of the Company or any Subsidiary) that sells or arranges for the sale of B Shares and is entitled to receive from the Company or any Subsidiary any commission or other compensation in respect of such sales.

         1.29. "By-laws" means all written by-laws of any Person other than an individual or similar governance documents of such Person, all as from time to time in effect.

         1.30. "Capitalized Lease" means any lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

         1.31. "Capitalized Lease Obligations" means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

         1.32.  "Cash Equivalents" means:

                  (a) negotiable certificates of deposit, time deposits (including sweep accounts), demand deposits and bankers' acceptances issued by any United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group (or equivalently rated by any other nationally recognized rating organization) or issued by any Lender;

                  (b) short-term corporate obligations rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group (or equivalently rated by any other nationally recognized rating organization) or issued by any Lender;

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                  (c) any direct obligation of the United States of America or any agency or instrumentality thereof, or of any state or municipality thereof, (i) which has a remaining maturity at the time of purchase of not more than one year or (ii) which is subject to a repurchase agreement with any Lender (or any other financial institution referred to in clause (a) above) exercisable within one year from the time of purchase and (iii) which, in the case of obligations of any state or municipality, is rated AA or better by Moody's Investors Service, Inc. or equivalently rated by any other nationally recognized rating organization; and

                  (d) any mutual fund or other pooled investment vehicle which invests principally in obligations described above and which is rated AA or better by Moody's Investors Service, Inc. or equivalently rated by any other nationally recognized rating organization.

         1.33. "Charter" means the articles of organization, certificate of incorporation, joint venture agreement, partnership agreement, trust indenture or other charter document of any Person other than an individual, each as from time to time in effect.

         1.34. "Closing Date" means the Initial Closing Date and each subsequent date on which any extension of credit is made pursuant to Section 2.

         1.35. "Code" means, collectively, the federal Internal Revenue Code of 1986 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.36. "Combined" and "Combining", when used with reference to any term, mean that term as applied to the accounts of the Company (or other specified Person) and such of its Subsidiaries as may be specified (or other specified Persons), combined or combining, as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries.

         1.37. "Combined Adjusted Cash Flow" means, for any period, the total of
(a) Combined Mutual Fund Cash Flow plus (b) the B Share Collection Amount during such period.

         1.38. "Combined Mutual Fund Cash Flow" means, for any period, the total of:

                  (a)  Combined Mutual Fund Net Income;

         plus     (b)  all amounts deducted in computing such Combined Mutual
                       Fund Net Income in respect of:

                        (i)   interest on Financing Debt;


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
                        (ii)  taxes based upon or measured by income;

                        (iii) depreciation and amortization (including
                              amortization resulting from Contingent Deferred Sales Charges);

         minus    (c)  the B Share Collection Amount.

         1.39. "Combined Mutual Fund Net Income" means, for any period, the net income (or loss) of the Core Mutual Fund Subsidiaries, determined in accordance with GAAP on a Combined basis; provided, however, that such Combined Mutual Fund Net Income shall not include:

         (a) the income (or loss) of any Person accrued prior to the date such Person becomes a Core Mutual Fund Subsidiary or is merged into or consolidated with any Core Mutual Fund Subsidiary;

         (b) the income (or loss) of any Person (other than a Core Mutual Fund Subsidiary) in which the Core Mutual Fund Subsidiary has an ownership interest; provided, however, that (i) Combined Mutual Fund Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Core Mutual Fund Subsidiary in the form of dividends or similar Distributions and (ii) Combined Mutual Fund Net Income shall be reduced by the aggregate amount of all Investments, regardless of the form thereof, made by the Core Mutual Fund Subsidiary in such Person for the purpose of funding any deficit or loss of such Person;

         (c) all amounts included in computing such net income (or loss) in respect of the write-up of any asset (and any depreciation and amortization charges resulting from any such write-up of assets).

         (d) the income of any Core Mutual Fund Subsidiary to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to a Core Mutual Fund Subsidiary is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Core Mutual Fund Subsidiary;

         (e) extraordinary and nonrecurring gains; and

         (f) any after-tax gains or losses attributable to returned surplus assets of any Plan.

         1.40. "Combined Unreimbursed Sales Commissions" means, for any period,

               (a) for the first such period after the Initial Closing Date, the total of:

                         (i) Prepaid Brokerage Commissions paid by the Company and its Subsidiaries as of the first day of such period (excluding Distribution Fees collected on prior B Share sales, calculated based on the original purchase price amount of such B Shares); minus

                         (ii) the B Share Collection Amount as of the first day of such period; and

                  (b)  for each subsequent period, the total of:

                         (i) Combined Unreimbursed Sales Commissions as of the last day of the previous period; plus

                         (ii) Prepaid Brokerage Commissions paid by the Company and its Subsidiaries during such period; plus

                         (iii) accrued but unpaid interest in respect of the B
                               Share Loan; minus

                         (iv)  the B Share Collection Amount for such period.

         1.41. "Commitment" means, with respect to any Lender, such Lender's Percentage Interest in the obligations to extend the credits contemplated by the Credit Documents.

         1.42. "Commodities Act" means, collectively, the federal Commodities Exchange Act (or any successor statute), the rules and regulations thereunder and the rules and regulations of the Commodity Futures Trading Commission (or any successor), all as from time to time in effect.

         1.43.  "Company" means The Pioneer Group, Inc., a Delaware corporation.

         1.44.  "Company Total Debt" means, at any date, the total of:

         (a)    Indebtedness in respect of borrowed money;

         (b) Indebtedness evidenced by notes, debentures or similar instruments;

         (c)    Indebtedness in respect of Capitalized Leases;

         (d) Indebtedness in respect of the deferred purchase price of assets (other than normal trade accounts payable in the ordinary course of business);

         (e) Indebtedness in respect of mandatory redemption or dividend rights on capital stock (or other equity);

         (f)    Indebtedness in respect of unfunded pension liabilities;

         (g) Indebtedness in respect of financial Guarantees and letters of credit; and

         (h) Indebtedness calculated in accordance with GAAP in respect of tax deficiencies asserted in a notice of deficiency from the IRS issued pursuant to Section 6212 (or similar or successor provisions) of the Code; minus

         (i)    the B-Share Loan.

         For purposes of this Section 1.44 only, the term "Indebtedness" shall exclude any Consolidated balance sheet obligations of the Company for which the Company is not directly liable or otherwise obligated, including but not limited to Indebtedness of Teberebie Goldfields Ltd. in respect of certain equipment financings.

         1.45. "Computation Covenants" means Sections 7.5, 7.8.10, 7.11.1, 7.13 and 7.15.

         1.46. "Consolidated" and "Consolidating," when used with reference to any term, mean that term as applied to the accounts of the Company (or other specified Person) and all of its Subsidiaries (or other specified group of Persons), or such of its Subsidiaries as may be specified, consolidated (or combined) or consolidating (or combining), as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries, as required by GAAP.

         1.47.  "Consolidated Fixed Charges" means, for any period, the sum of:

                  (a) the aggregate amount of interest, including payments in the nature of interest under Capitalized Leases, accrued by the Company (whether such interest is reflected as an item of expense or capitalized) in accordance with GAAP on a Consolidated basis, plus

                  (b) the aggregate amount of all required or mandatory scheduled payments, prepayments and sinking fund payments with respect to principal paid or accrued by the Company in respect of Financing Debt other than the Loan, plus

                  (c) only for periods after the B Share Conversion Date, the extent to which the prepayments on the B Share Term Loan required by
         Section 4.3 exceed the B Share Collection Amount.

         1.48. "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided however, that such Consolidated Net Income shall not include:

         (a) the income (or loss) of any Person accrued prior to the date such Person becomes a Subsidiary of the Company or is merged into or consolidated with any Subsidiary of the Company;

         (b) the income (or loss) of any Person (other than a Subsidiary of the Company) in which a Subsidiary of the Company has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by such Subsidiary in the form of dividends or similar Distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all Investments, regardless of the form thereof, made by such Subsidiary in such Person for the purpose of funding any deficit or loss of such Person;

         (c) all amounts included in computing net income (or loss) in respect of the write-up of any asset (and any depreciation and amortization charges resulting from any such write-up of assets);

         (d) the income of any Subsidiary of the Company to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to the Company or any Subsidiary of the Company is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary;

         (e) extraordinary and non-recurring gains; and

         (f) any after-tax gains or losses attributable to returned surplus assets of any Plan.

         1.49. "Consolidated Tangible Net Worth" means, at any date, the total of:

                  (a) stockholders' equity of the Company and its Subsidiaries (excluding the effect of any foreign currency translation adjustments) determined in accordance with GAAP on a Consolidated basis, minus

                  (b) the amount by which such stockholders' equity has been increased by the write-up of any asset of the Company and its Subsidiaries (excluding any write-ups net of write-downs associated with any venture capital investments of the Company and its Subsidiaries, minus

                  (c) assets of the Company and its Subsidiaries that are considered intangible assets under GAAP (including but not limited to customer lists, goodwill, computer software and capitalized research and development costs other than the capitalized development costs relating to the natural resource business operations of the Company or any of its Subsidiaries).

         1.50. "Contingent Deferred Sales Charge" means any amount that is or may be payable to the Company or any of its Subsidiaries by any Fund or any shareholder thereof in such capacity upon redemption of all or a portion of shares of beneficial interest or capital stock in the Funds upon redemption of B Shares at rates and on terms no more favorable to such Funds or the shareholders thereof than as specified in the pricing structure set forth in Exhibit 7.16.

         1.51. "Core Mutual Fund Subsidiaries" means each of Pioneering Management Corporation, Pioneer Funds Distributor, Inc., Pioneering Services Corporation, Pioneer Management (Ireland) Ltd., and any other Borrower Subsidiary and any other Person which becomes a Subsidiary of the Company after the date of this Agreement if such Person engages in activities similar or related to the business conducted by any Core Mutual Fund Subsidiary and is approved by the Required Lenders.

         1.52. "Credit Documents" means:

         (a) this Agreement and the Notes, each as from time to time in effect;

         (b) all financial statements, reports, notices and certificates delivered to any of the Lenders by the Company or any Subsidiary in connection herewith or therewith; and

         (c) any other present or future agreement or instrument from time to time entered into among the Company or any Subsidiary on the one hand, and the Agent or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document (including the separate letter agreement between the Company and the Agent relating to certain fees of the Agent), each as from time to time in effect.

         1.53. "Credit Obligations" means all present and future liabilities, obligations and Indebtedness of the Company, any Subsidiary or any of their Affiliates party to a Credit Document owing to any Lender under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, commitment fees, amounts provided for in Sections 3.2.4, 3.2.6, 3.4 and 10 and other fees, charges, indemnities and expenses from time to time owing hereunder or under any other Credit Document (whether accruing before or after a Bankruptcy Default).

         1.54. "Credit Participant" is defined in Section 12.2.

         1.55. "Default" means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default.

         1.56. "Delinquency Period" is defined in Section 11.4.3.

         1.57. "Delinquent Lender" is defined in Section 11.4.3.

         1.58. "Delinquent Payment" is defined in Section 11.4.3.

         1.59. "Distribution" means, with respect to the Company (or other specified Person):

                  (a) the declaration or payment of any dividend, including dividends payable in shares of capital stock of the Company, on or in respect of any shares of any class of capital stock of the Company;

                  (b) the purchase, redemption or other retirement of any shares of any class of capital stock of the Company (or of options, warrants or other rights for the purchase of such shares), directly, indirectly through a Subsidiary or otherwise;

                  (c) any other distribution on or in respect of any shares of any class of equity of or beneficial interest in the Company;

                  (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Indebtedness of the Company which by its terms or the terms of any agreement is subordinated to the payment of the Credit Obligations; and

                  (e) any payment, loan or advance by the Company to, or any other Investment by the Company in, the holder of any shares of any class of capital stock of or equity or interest in the Company or any Affiliate of such holder;

provided, however, that the term "Distribution" shall not include payments in the ordinary course of business in respect of (i) reasonable compensation paid to employees, officers and directors, (ii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iii) rent paid to or accounts payable for services rendered or goods sold by non-Affiliates or (iv) intercompany accounts payable and real property leases to non-Affiliates.

         1.60. "Distribution Agreement" means any distribution agreement of which a Distribution Plan is a part.

         1.61. "Distribution Fees" means fees paid by the B Share Funds to the Company or any other Subsidiary of the Company (minus any portion of such fees remitted by the Company or any other Subsidiary to a Broker as concessions, trailing compensation or service fees) pursuant to a Distribution Plan.

         1.62. "Distribution Plan" means any plan duly adopted by any B Share Fund and validly in effect pursuant to Rule 12b-1 under the Investment Company Act (or similar or successor provisions) pursuant to which such B Share Fund may make payments to the Company or any Subsidiary in connection with the distribution of B Shares.

         1.63. "ERISA" means, collectively, the Employee Retirement Income Security Act of 1974 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.64. "ERISA Group Person" means the Company, any Subsidiary and any Person which is a member of the controlled group or under common control with the Company or any Subsidiary within the meaning of section 414 of the Code or section 4001(a)(14) of ERISA.

         1.65. "Eurodollar Office" means such non-United States office or international banking facility of any Lender as such Lender may from time to time select.

         1.66. "Eurodollar Rate" for any Interest Period means the rate, rounded to the nearest 1/100%, obtained by dividing (a) the Basic Eurodollar Rate for such Interest Period by (b) an amount equal to 1 minus the Eurodollar Reserve Rate; provided, however, that if at any time during such Interest Period the Eurodollar Reserve Rate applicable to any outstanding Pricing Option changes, the Eurodollar Rate for such Interest Period shall automatically be adjusted to reflect such change, effective as of the date of such change.

         1.67. "Eurodollar Reserve Rate" means the stated maximum rate (expressed as a decimal) of all reserves (including any basic, supplemental, marginal or emergency reserve or any reserve asset), if any, as from time to time in effect, required by any Legal Requirement to be maintained by any Lender against (a) "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System (or any successor regulation) applicable to a Pricing Option, (b) any other category of liabilities that includes Eurodollar deposits by reference to which the interest rate on portions of the Loan subject to a Pricing Option is determined, (c) the principal amount of or interest on any portion of the Loan subject to a Pricing Option or (d) any other category of extensions of credit, or other assets, that includes portions of the Loan subject to a Pricing Option by a non-United States office of any of the Lenders to United States residents.

         1.68. "Eurodollars" means, with respect to any Lender, deposits of United States Funds in a non-United States office or an international banking facility of such Lender.

         1.69. "Event of Default" is defined in Section 9.1.

         1.70. "Exchange Act" means, collectively, the federal Securities Exchange Act of 1934 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.71. "Excluded Subsidiary" means any Subsidiary of the Company which
(i) is, as of the date hereof, a registered broker/dealer under, and subject to the net capital requirements of, the Exchange Act or (ii) becomes, after the date hereof, a registered broker/dealer under, and subject to the net requirements of, the Exchange Act and is consented to in writing by the Agent, which consent shall not be unreasonably withheld.

         1.72. "Executive Officer" means the chief executive officer, chief operating officer or president of the Company (or other specified Person) or any vice president of the Company who is not a Financial Officer.

         1.73. "Federal Funds Rate" means, for any day, (a) the rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as such weighted average is published for such day (or, if such day is not a Banking Day, for the immediately preceding Banking Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Banking Day, as determined by the Agent using any reasonable means of determination. Each determination by the Agent of the Federal Funds Rate shall, in the absence of manifest error, be conclusive.

         1.74. "Financial Officer" means the chief financial officer, treasurer or assistant treasurer of the Company (or other specified Person) or a vice president whose primary responsibility is for the financial affairs of the Company (or other specified Person).

         1.75. "Financing Debt" means:

         (a) Indebtedness in respect of borrowed money;

         (b) Indebtedness evidenced by notes, debentures or similar instruments;

         (c) Indebtedness in respect of Capitalized Leases;

         (d) Indebtedness in respect of the deferred purchase price of assets (other than normal trade accounts payable in the ordinary course of business);

         (e) Indebtedness in respect of mandatory redemption or dividend rights on capital stock (or other equity);

         (f) Indebtedness in respect of unfunded pension liabilities;

         (g) Indebtedness in respect of financial Guarantees and letters of credit; and

         (h) Indebtedness calculated in accordance with GAAP in respect of tax deficiencies asserted in a notice of deficiency from the IRS issued pursuant to Section 6212 (or similar or successor provisions) of the Code.

         1.76. "Foreign Trade Regulations" means, collectively and as from time to time in effect (including any successor statutes or regulations), (a) any act that prohibits or restricts, or empowers the President or executive agencies of the United States of America to prohibit or restrict, exports to or financial transactions with any foreign country or foreign national, (b) the regulations with respect to certain prohibited foreign trade transactions set forth at 15 C.F.R. Parts 730 et seq., 22 C.F.R. Parts 120-130 and 31 C.F.R. Parts 500 et seq. and (c) any order, regulation, ruling, interpretation, direction, instruction or notice relating to any of the foregoing.

         1.77. "Fund" means (a) with respect to any Trust that has more than one portfolio, the individual portfolios, interests in which are represented by series of shares of beneficial interest or capital stock of each Trust having series, for which portfolio the Company or any of its Subsidiaries provides investment advisory services pursuant to Investment Advisory Contracts and (b) with respect to any Trust that does not have more than one portfolio, such Trust.

         1.78. "GAAP" means generally accepted accounting principles, as defined by the United States Financial Accounting Standards Board, as from time to time in effect; provided, however, that for purposes of compliance with Section 7 (other than Section 7.4) and the related definitions, "GAAP" means such principles as in effect on December 31, 1995 as applied by the Company and its Subsidiaries in the preparation of the December 31, 1995 financial statements referred to in Section 8.2.1.1, and consistently followed, without giving effect to any subsequent changes therein other than changes consented to in writing by the Required Lenders.

         1.79. "Guarantee" means, with respect to the Company (or other specified Person):

                  (a) any guarantee by the Company of the payment or performance of, or any contingent obligation of the Company in respect of, any Indebtedness or other obligation of any other Person;

                  (b) any other arrangement whereby credit is extended to a Person on the basis of any promise or undertaking of the Company (including any "comfort letter" or "keep well agreement" written by the Company to a creditor or prospective creditor of such Person) to (i) pay the Indebtedness of such Person, (ii) purchase an obligation owed by such Person, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such Person, in each case whether or not such arrangement is disclosed in the balance sheet of the Company or referred to in a footnote thereto;

                  (c) any liability of the Company as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

                  (d) any liability of the Company as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture; and

                  (e) reimbursement obligations with respect to letters of credit, surety bonds and other financial guarantees;

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the amount which should be carried on the balance sheet of the obligor whose obligations were guaranteed in respect of such obligations (but without giving effect to any limitations on recourse against such obligor), determined in accordance with GAAP.

         1.80. "Guarantor" means the Company and each of the Core Mutual Fund Subsidiaries (initially other than the Excluded Subsidiaries) and other Subsidiaries, including the Excluded Subsidiaries, from time to time becoming party to this Agreement as a Guarantor.

         1.81. "Guarantors Contribution Agreement" means the Guarantors Contribution Agreement dated the date hereof among the Company and the Guarantors, as from time to time in effect, pursuant to which the Guarantors shall make contributions among themselves with respect to payments made in accordance with their respective guarantees of the Credit Obligations.

         1.82. "Inactive Subsidiary" means any Subsidiary that conducts no business and which has total assets with a fair market value (or book value, if greater) of less than $25,000.

         1.83. "Indebtedness" means all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Company (or other specified Person) as liabilities, but in any event including:

                  (a) liabilities secured by any Lien existing on property owned or acquired by the Company or any Subsidiary, whether or not the liability secured thereby shall have been assumed;

                  (b)  Capitalized Lease Obligations;

                  (c) mandatory redemption, repurchase or dividend obligations with respect to capital stock (or other evidence of beneficial interest); and

                  (d)  all endorsements in respect of Indebtedness of others.

         1.84. "Indemnified Party" is defined in Section 10.2.

         1.85. "Initial Closing Date" means June 11, 1996 or such other date prior to June 13, 1996 as agreed to by the Company and the Agent as the first Closing Date hereunder.

         1.86. "Interest Period" means any period, selected as provided in Sections 3.2.1 and 3.2.3, of one, two, three or six months, commencing on any Banking Day and ending on the corresponding date in the subsequent calendar month so indicated (or, if such subsequent calendar month has no corresponding date, on the last day of such subsequent calendar month); provided, however, that subject to Section 3.2.4, if any Interest Period so selected would otherwise begin or end on a date which is not a Banking Day, such Interest Period shall instead begin or end, as the case may be, on the immediately preceding or succeeding Banking Day as determined by the Agent in accordance with the then current banking practice in the inter-bank Eurodollar market with respect to Eurodollar deposits at the applicable Eurodollar Office, which determination by the Agent shall, in the absence of manifest error, be conclusive.

         1.87. "Interest Rate Protection Agreement" means any interest rate swap, interest rate cap or other contractual arrangement protecting a Person against increases in variable interest rates on Financing Debt.

         1.88. "Investment" means, with respect to the Company (or other specified Person):

                  (a) any share of capital stock, evidence of Indebtedness or other security issued by any other Person;

                  (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person;

                  (c) any acquisition of all or any part of the business of any other Person or the assets comprising such business or part thereof;

                  (d) any commitment or option to make any Investment; and

                  (e) any other similar investment.

         The investments described in the foregoing clauses (a) through (e) shall be included in the term "Investment" whether they are made or acquired by purchase, exchange, issuance of stock or other securities, merger, reorganization or any other method; provided, however, that the term "Investment" shall not include (i) current trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (ii) advances and prepayments to suppliers for property leased, goods furnished and services rendered in the ordinary course of business,

(iii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iv) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Company or any Subsidiary or as security for any such Indebtedness or claim or (v) demand deposits in banks or trust companies.

         In determining the amount of outstanding Investments for purposes of
Section 7.9:

                  (1) the amount of any Investment (other than Investments referred to in the following clause (2) or (3)) shall be the cost thereof minus any returns of capital on such Investment (determined in accordance with GAAP without regard to amounts realized as income on such Investment);

                  (2) the amount of any Investment in respect of a commitment or option to make a purchase shall be the amount of any nonrefundable down payment or acquisition price plus the amount of any additional fixed payment obligation;

                  (3) the amount of any Investment in respect of a Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations guaranteed (whether or not such obligations are outstanding at the time of computation);

                  (4) the amount of any Investment in respect of a purchase described in clause (c) above shall be increased by the amount of any Indebtedness assumed in connection with such purchase or secured by any asset acquired in such purchase (whether or not any Indebtedness is assumed) or for which any Person that becomes a Subsidiary is liable on the date on which the securities of such Person are acquired; and

                  (5) no Investment shall be increased as the result of an increase in the undistributed retained earnings of the Person in which the Investment was made or decreased as a result of an equity interest in the losses of such Person.

         1.89. "Investment Advisers Act" means, collectively, the federal Investment Advisers Act of 1940 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.90. "Investment Advisory Contracts" means binding written contractual agreements under which the Company or any of its Subsidiaries provides investment advisory services to a Fund or Trust under the Investment Company Act or the Investment Advisers Act.

         1.91. "Investment Company Act" means, collectively, the federal Investment Company Act of 1940 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.92. "Legal Requirement" means any requirement imposed upon any of the Lenders by any law of the United States of America or any jurisdiction in which any Eurodollar Office is located or by any regulation, order, interpretation, ruling or official directive of the Board of Governors of the Federal Reserve System or any other board or governmental or administrative agency of the United States of America, of any jurisdiction in which any Eurodollar Office is located, or of any political subdivision of any of the foregoing. Any requirement imposed by any such regulation, order, ruling or official directive not having the force of law shall be deemed to be a Legal Requirement if any of the Lenders reasonably believes that compliance therewith is in the best interest of such Lender.

         1.93. "Lenders" means the Persons owning a Percentage Interest in the Credit Obligations or having a Commitment and their respective Assignees permitted by Section 12.1.

         1.94. "Lending Officer" means such officers or employees of the Agent as from time to time designated by it in writing to the Company.

         1.95. "Lien" means, with respect to the Company (or any other specified Person):

                  (a) Any encumbrance, mortgage, pledge, lien, charge or security interest of any kind upon any property or assets of such Person, whether now owned or hereafter acquired, or upon the income or profits therefrom.

                  (b) Any arrangement or agreement which prohibits such Person from creating encumbrances, mortgages, pledges, liens, charges or security interests.

                  (c) The acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease).

                  (d) The sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of such Person, with or without recourse.

                  (e) The transfer of any tangible property or assets for the purpose of subjecting such items to the payment of Indebtedness in priority to payment of the general creditors of the Company.

                  (f) The existence for a period of more than 90 consecutive days of any Indebtedness against the Company which if unpaid would by law or upon a Bankruptcy Default be given any priority over general creditors.

         1.96. "Loan" means either the B Share Revolving Loan, the B Share Term Loan or the Revolving Loan, as applicable.

         1.97. "Margin Stock" means "margin stock" within the meaning of Regulation G, T, U or X (or any successor provisions) of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, all as from time to time in effect.

         1.98. "Material Adverse Change" means a material adverse change in the business, assets, financial condition, results of operations or prospects of the Company (on an individual basis) or the Company and its Subsidiaries (on a Consolidated basis) (or any other specified Persons), including:

                  (a) general economic conditions affecting the mutual fund industry,

                  (b) fire, flood or other natural calamities,

                  (c) regulatory changes, judicial decisions, war or other governmental action,

                  (d) termination of the Company's or any Subsidiary's status as a registered investment adviser under the Investment Advisers Act or, on an involuntary basis, under the laws of states material to the Company or such Subsidiary's business,

                  (e) involuntary termination of the status of the Company or any Subsidiary as a registered broker/dealer in good standing under the Exchange Act or laws of states material to the Company's or such Subsidiary's business, or as a member of the NASD in good standing,

                  (f) termination of the qualification of any Trust or Fund as a regulated investment company taxed under the rules of subchapter M of the Code (other than as a result of merger or other voluntary termination of any Trust or Fund),

                  (g) the issuance by the Securities and Exchange Commissions of a stop order suspending the effectiveness of a Trust's or Fund's registration statement under the Securities Act, or

                  (h) suspension or termination of the registration or approval of the Company or any Subsidiary under the Commodities Act.

         1.99. "Material Agreements" is defined in Section 8.2.2.

         1.100. "Maximum Amount of B Share Revolving Credit" means the lesser of:

                  (a) the Stated Maximum Amount of B Share Revolving Credit;

                  (b) Combined Unreimbursed Sales Commissions as reported for the most recent date on which a report is required to be furnished to the Lenders in accordance with Section 7.4.2; and

                  (c) the Total Estimated Collectible Amount as reported for the most recent date on which a report is required to be furnished to the Lenders in accordance with Section 7.4.2.

         1.101. "Maximum Amount of Revolving Credit" means the lesser of (i) $80,000,000 or such lesser amount to which the lending commitment of the Lenders may be reduced pursuant to Section 4, and (ii) such amount (in a minimum amount of $10,000,000 and an integral multiple of $5,000,000) less than the Maximum Amount of Revolving Credit then in effect as specified by irrevocable notice from the Company to the Agent.

         1.102. "Multiemployer Plan" means any Plan that is a "multiemployer plan" as defined in section 4001(a)(3) of ERISA.

         1.103. "NASD" means The National Association of Securities Dealers, Inc. (or any successor self-regulatory organization).

         1.104. "Nonperforming Lender" is defined in Section 10.4.3.

         1.105. "Notes" means the B Share Notes and the Revolving Notes.

         1.106. "Obligors" means the Borrowers and the Guarantors.

         1.107. "Payment Date" means the last Banking Day of each February, May, August and November beginning with August 30, 1996.

         1.108. "PBGC" means the Pension Benefit Guaranty Corporation or any successor entity.

         1.109. "Percentage Interest" is defined in Section 11.1.

         1.110. "Performing Lender" is defined in Section 11.4.3.

         1.111. "Person" means any present or future natural person or any corporation, association, partnership, joint venture, company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

         1.112. "Pioneer Goldfields Entities" means Pioneer Goldfields Holdings, Inc., Pioneer Goldfields Limited and Teberebie Goldfields Ltd.

         1.113. "Plan" means, at any time, any pension benefit plan subject to Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by any ERISA Group Person within six years prior to such time.

         1.114. "Prepaid Brokerage Commissions" means commissions or other selling compensation paid or payable by the Company or any Subsidiary of the Company to Brokers in respect of sales of B Shares at the respective commission rates for each B Share Fund set forth in Exhibit 7.16 without giving effect to any increases permitted as temporary sales promotions under Section 7.16 or otherwise.

         1.115. "Pricing Options" means the options granted pursuant to Section
3.2.1 to have the interest on any portion of the Loan computed on the basis of a Eurodollar Rate.

         1.116. "Qualified Institutional Buyer" means:

                  (a) a duly authorized domestic bank, savings and loan association, registered investment company, registered investment adviser or registered dealer, acting for its own account or the accounts of other Qualified Institutional Buyers, which in the aggregate owns and invests on a discretionary basis at least $100 million in securities and (if a bank or savings and loan association) which has a net worth of at least $25 million; or

                  (b) a foreign bank or savings and loan association or equivalent institution, acting for its own account or the account of other Qualified Institutional Buyers, which in the aggregate owns and invests on a discretionary basis at least $100 million in securities and has a net worth of at least $25 million; or

                  (c) any other entity which also constitutes a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

         1.117. "Redemption Fee" means any amount that is or may be payable to the Company or any Subsidiary of the Company or to any Fund by any holder of B Shares in such capacity upon redemption of all or a portion of the B Shares.

         1.118. "Register" is defined in Section 12.1.3.

         1.119. "Required Lenders" means, with respect to any consent or other action to be taken by the Agent or the Lenders under the Credit Documents, such Lenders as own at least the portion of the Percentage Interests required by
Section 11.6 with respect to such consent or other action.

         1.120. "Revolving Final Maturity Date" means the fifth anniversary of the Initial Closing Date.

         1.121. "Revolving Loan" is defined in Section 2.3.1.

         1.122. "Revolving Notes" is defined in Section 2.3.3.

         1.123. "Securities Act" means, collectively, the federal Securities Act of 1933 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.124. "Stated Maximum Amount of B Share Revolving Credit" means the lesser of (i) $35,000,000 or such lesser amount to which the lending commitment of the Lenders may be reduced pursuant to Section 4, and (ii) such amount (in a minimum amount of $10,000,000 and an integral multiple of $1,000,000) less than the Maximum Amount of B Share Revolving Credit then in effect as specified by irrevocable notice from the Company to the Agent.

         1.125. "Subsidiary" means any Person of which the Company (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer.

         1.126. "Tax" means any tax, levy, duty, deduction, withholding, or any penalties or interest on such charges, or other charges of whatever nature at any time required by any Legal Requirement (a) to be paid by any Lender or (b) to be withheld or deducted from any payment otherwise required hereby to be made to any Lender, in each case on or with respect to (i) any Eurodollar deposit which was used (or deemed by Section 3.2.6 to have been used) to fund any portion of the Loan subject to a Pricing Option, (ii) any portion of the Loan subject to a Pricing Option funded (or deemed by Section 3.2.6 to have been funded) with the proceeds of any such Eurodollar deposit, (iii) the principal amount of or interest on any portion of the Loan subject to a Pricing Option or
(iv) funds transferred from a non-United States office or an international banking facility of such Lender to a United States office of such Lender in order to fund (or deemed by Section 3.2.6 to have funded) a portion of the Loan subject to a Pricing Option; provided, however, that the term "Tax" shall not include (1) taxes imposed upon or measured by the net income of such Lender, (2) taxes which would have been imposed even if no provision for Pricing Options appeared in this Agreement or (3) amounts required to be withheld by such Lender from payments of interest to Persons from whom Eurodollar deposits were purchased by such Lender.

         1.127. "Total Estimated Collectible Amount" means the potential future collections of Distribution Fees and Redemption Fees over the remaining life of all outstanding Class B Shares, calculated as of the last day of each fiscal quarter of the Company and utilizing averages of net asset value, number of shares per Fund, redemptions (including dividend reinvest shares) and withdrawals under systematic withdrawal plans experienced by the Company and the Borrower Subsidiaries during the six month period ending on such date, which calculation shall be performed in accordance with the methodology shown on
Exhibit 1.126.

         1.128. "Trust" means each registered investment company under the Investment Company Act for which the Company or any of its Subsidiaries provides investment advisory services pursuant to Investment Advisory Contracts and for which the Company or any Subsidiary is the principal underwriter.

         1.129. "UCC" means the Uniform Commercial Code, as in effect from time to time in The Commonwealth of Massachusetts.

         1.130. "Wholly Owned Subsidiary" means any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares) is owned by the Company (or other specified Person) directly or indirectly through one or more Wholly Owned Subsidiaries.

2.  The Credits.

         2.1.  B Share Revolving Credit.

                  2.1.1. B Share Revolving Loan. Subject to all of the terms and conditions of this Agreement and so long as no Default exists, the Lenders, severally in accordance with their respective Percentage Interests, on or after the Initial Closing Date and prior to the B Share Conversion Date as requested by the Borrower Subsidiaries, will make loans to the Borrower Subsidiaries, who shall be jointly and severally liable therefor, in an aggregate principal amount requested in accordance with Section 2.1.2, but not to exceed at any time outstanding the Maximum Amount of B Share Revolving Credit. The aggregate principal amount of the loans made pursuant to this Section
         2.1 from time to time outstanding is referred to as the "B Share Revolving Loan."

                  2.1.2. Borrowing Requests. Loans will be made to the Borrower Subsidiaries by the Lenders under this Section 2.1 on or after the Initial Closing Date and prior to the B Share Conversion Date as requested by the Borrower Subsidiaries. Not later than 12:00 p.m. (Boston time) on the same Banking Day (third Banking Day prior to the requested Closing Date if any portion of such loan will be subject to a Pricing Option on the requested Closing Date) of each requested Closing Date for any such loan, the Borrower Subsidiaries will give the Agent notice of its request for a loan (which may be given by a telephone call received by a Lending Officer and promptly confirmed in writing), specifying (a) the amount of the requested loan (not less than $1,000,000 and an integral multiple of $500,000 for each portion of the B Share Revolving Loan subject to a Pricing Option, and not less than $100,000 and an integral multiple of $100,000 for each other portion of the B Share Revolving Loan) and (b) the requested Closing Date therefor. Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of the Borrower Subsidiaries with the Agent, or as the Borrower Subsidiaries may otherwise direct. In connection with each such loan, the Borrower Subsidiaries shall furnish to the Agent a certificate dated the applicable Closing Date in substantially the form of Exhibit 5.3.1, together with any other documents required by Section 5.

                  2.1.3. B Share Revolving Notes. The B Share Revolving Loan shall be evidenced by notes in substantially the form of Exhibit 2.1.3 (the "B Share Revolving Notes") payable to each of the Lenders in an amount equal to such Lender's Percentage Interest in the B Share Revolving Loan. Each Lender shall keep a record of the date and amount of (a) each loan made by such Lender pursuant to this Section 2.1 and
         (b) each payment of principal made to such Lender on the B Share Revolving Loan pursuant to Section 4. Prior to any transfer of any B Share Revolving Note, the Lender holding such B Share Revolving Note shall record on a schedule thereto appropriate notations evidencing such dates and amounts; provided, however, that the failure of any Lender to make any such recordation shall not affect the obligations of the Borrower Subsidiaries under this Agreement, the B Share Revolving Notes or any other Credit Document.

         2.2.  B Share Term Credit.

                  2.2.1. Term Loan. Subject to all the terms and conditions hereof and so long as no Default exists, on the B Share Conversion Date the Lenders will lend to the Borrower Subsidiaries as a term loan, in accordance with their respective Percentage Interests, an aggregate amount equal to the principal amount of the B Share Revolving Loan outstanding on such date, which shall not in any event exceed the Maximum Amount of B Share Revolving Credit. The aggregate principal amount of the loans made pursuant to this Section 2.2.1 at any time outstanding is referred to as the "B Share Term Loan."

                  2.2.2. Term Notes. The B Share Term Loan shall be made at the Boston Office by crediting the amount of such loan to the B Share Revolving Loan against delivery to the Agent of the B Share Term Notes in substantially the form of Exhibit 2.2.2 (the "B Share Term Notes") payable to the respective Lenders. Each B Share Term Note shall be in a principal amount equal to each Lender's respective Percentage Interest in the B Share Term Loan. In connection with the B Share Term Loan, the Borrower Subsidiaries shall furnish to the Agent a certificate in substantially the form of Exhibit 5.3.1, together with any other documents required by Section 5. Upon issuance of the B Share Term Notes in accordance with this Section 2.2, the B Share Revolving Notes shall be deemed to be cancelled.

                  2.2.3. Option to Extend Maturities. So long as no Default exists, the Borrower Subsidiaries may request by notice to each Lender delivered no later than 120 days prior to the B Share Conversion Date that the B Share Conversion Date be extended for a 364-day period, commencing on the date the Lenders grant such request, and that the B Share Final Maturity Date be extended to the fifth anniversary of the new B Share Conversion Date. The Lenders shall inform the Borrower Subsidiaries by written notice delivered no later than 30 days prior to the B Share Conversion Date whether the Lenders will grant such request. In no event shall the B Share Conversion Date and the B Share Final Maturity Date be extended without the written consent of each Lender in its sole discretion.

         2.3.  Revolving Credit Facility.

                  2.3.1. Revolving Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, the Lenders, in accordance with their respective Percentage Interests, will make loans to the Company in an aggregate principal amount requested in accordance with Section 2.3.2 from time to time prior to the Revolving Final Maturity Date, but not to exceed at any time outstanding the Maximum Amount of Revolving Credit. The aggregate principal amount of the loans made pursuant to this Section 2.3 from time to time outstanding is referred to as the "Revolving Loan".

                  2.3.2. Borrowing Requests. Loans will be made to the Company by the Lenders under this Section 2.3 on or after the Initial Closing Date and prior to the Revolving Final Maturity Date. Not later than 12:00 p.m. (Boston time) on the same Banking Day (third Banking Day prior to the requested Closing Date if any portion of such loan will be subject to a Pricing Option on the requested Closing Date) of each requested Closing Date for any such loan, the Company will give the Agent notice of its request for a loan (which may be given by a telephone call received by a Lending Officer and promptly confirmed in writing), specifying (a) the amount of the requested loan (not less than $1,000,000 and an integral multiple of $500,000 for each portion of the Revolving Loan subject to a Pricing Option, and not less than $100,000 and an integral multiple of $100,000 for each other portion of the Loan) and (b) the requested Closing Date therefor. Each such loan will be made at the Boston office by depositing the amount thereof to the general account of the Company with the Agent, or as the Company may otherwise direct. In connection with such loan, the Company will furnish to the Agent a certificate dated the applicable Closing Date in substantially the form of Exhibit 5.3.1, together with any other documents required by Section 5.

                  2.3.3. Revolving Note. The Revolving Loan shall be evidenced by notes in substantially the form of Exhibit 2.3.3 (the "Revolving Notes") payable to each of the Lenders in an amount equal to such Lender's Percentage Interest in the Revolving Loan. Each Lender shall keep a record of the date and amount of (a) each loan made by such Lender pursuant to Section 2.3 and (b) each payment of principal made to such Lender on the Revolving Loan pursuant to Section 4. Prior to any transfer of any

         Revolving Note, the Lender holding such Revolving Note shall record on a schedule thereto appropriate notations evidencing such dates and amounts; provided, however, that the failure of any Lender to make, or any error in making, any such recordation shall not affect the obligations of the Company under this Agreement, the Revolving Notes or any other Credit Document.

         2.4.  Application of Proceeds.

                  2.4.1. B Share Revolving Loan. Subject to Section 2.4.4, the Borrower Subsidiaries will apply the proceeds of the B Share Revolving Loan only to pay Prepaid Brokerage Commissions.

                  2.4.2. B Share Term Loan. The Borrower Subsidiaries will apply the proceeds of the B Share Term Loan solely as provided in Section 2.2.2.

                  2.4.3. Revolving Loan. Subject to Section 2.4.4 and to the extent permitted by this Agreement, the Company will apply the proceeds of the Revolving Loan for the repayment of its existing Financing Debt, for its working capital and for general corporate purposes.

                  2.4.4. Specifically Prohibited Applications. The Company and the Borrower Subsidiaries will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to this Agreement to any transaction prohibited by the Foreign Trade Regulations.

         2.5. Nature of Obligations of Lenders to Extend Credit. The Lenders' obligations under this Agreement to make the Loan are several and are not joint or joint and several. If any Lender shall fail to perform its obligations to extend any such credit, the amount of the commitment of the Lender so failing to perform may be assumed by the other Lenders, in their sole discretion, in such proportions as such Lenders may agree among themselves and the Percentage Interests of each other Lender shall be appropriately adjusted, but such assumption and adjustment shall not relieve the Lenders from any of their obligations to make any such extension of credit or to repay any Delinquent Payment required by Section 11.4.3.

3.  Interest; Pricing Options; Fees.

         3.1. Interest. The Loan shall accrue and bear daily interest at a rate per annum which shall at all times equal the Applicable Rate. Prior to any stated or accelerated maturity of the Loan, the Borrower will, on each Payment Date, pay the accrued and unpaid interest on the portion of the Loan which was not subject to a Pricing Option. On the last day of each Interest Period or on any earlier termination of any Pricing Option, the Borrower will pay the accrued and unpaid interest on the portion of the Loan which was subject to the Pricing Option which expired or terminated on such date; provided, however, that in the case of any Interest

Period longer than three months, the Borrower will also pay at three-month intervals the accrued and unpaid interest on the portion of the Loan subject to the Pricing Option having such Interest Period, the first such payment to be made on the last Banking Day of the three-month period beginning on the first day of such Interest Period. On any stated or accelerated maturity of the Loan, the Borrower will pay all accrued and unpaid interest on the Loan, including any accrued and unpaid interest on such portion of the Loan which is subject to a Pricing Option. In addition, the Borrower will on demand pay daily interest on any overdue payments of principal and, to the extent not prohibited by applicable law, on any overdue payments of interest and fees owed under any Credit Document at a rate per annum which equals the sum of 2% plus the highest Applicable Rate then in effect. All payments of interest hereunder shall be made to the Agent for the account of each Lender in accordance with the Lenders' respective Percentage Interests.

         3.2.  Pricing Options.

                  3.2.1. Election of Pricing Options. Subject to all of the terms and conditions hereof and so long as no Default exists, the Borrower may from time to time, by irrevocable notice to the Agent received not less than three Banking Days prior to the commencement of the Interest Period selected in such notice, elect to have such portion of the Loan as the Borrower may specify in such notice accrue and bear daily interest during the Interest Period so selected at the Applicable Rate computed on the basis of the Eurodollar Rate. No such election shall become effective if, prior to the commencement of any such Interest Period, the Agent determines that (a) the electing or granting of the Pricing Option in question would violate a Legal Requirement or
         (b) Eurodollar deposits in an amount comparable to the principal amount of the Loan as to which such Pricing Option has been elected and which have a term corresponding to the proposed Interest Period are not readily available in the inter-bank Eurodollar market for delivery at any Eurodollar Office or, by reason of circumstances affecting such market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the proposed Interest Period. For purposes of determining ready availability of Eurodollar deposits with respect to a proposed Interest Period, such Eurodollar deposits shall not be deemed readily available if any Lender shall have advised the Agent by telephone, confirmed in writing, at or prior to noon (Boston time) on the second Banking Day prior to the commencement of such proposed Interest Period that, based upon the knowledge of such Lender of the Eurodollar market and after reasonable efforts to determine the availability of such Eurodollar deposits, such Lender reasonably anticipates that Eurodollar deposits in an amount equal to the respective Percentage Interest of such Lender in the portion of the Loan as to which such Pricing Option has been elected and which have a term corresponding to the Interest Period in question will not be offered in the Eurodollar market to such Lender at a rate of interest that does not exceed the Basic Eurodollar Rate.

                  3.2.2. Notice to Lenders and Borrowers. The Agent will promptly inform each Lender (by telephone or otherwise) of each notice received by it from the Borrower pursuant to Section 3.2.1 and of the Interest Period specified in such notice. Upon determination by the Agent of the Eurodollar Rate for such Interest Period or in the event that no such election shall become effective, the Agent will promptly notify the Borrower and each Lender (by telephone or otherwise) of the Eurodollar Rate so determined or why such election did not become effective.

                  3.2.3. Selection of Interest Periods. Interest Periods shall be selected so that:

                  (a) the minimum portion of the Loan subject to any Pricing Option shall be $1,000,000 and an integral multiple of $500,000;

                  (b) no more than six Pricing Options shall be outstanding at any one time; and

                  (c) no Interest Period with respect to any part of the B Share Loan subject to a Pricing Option shall expire later than the B Share Final Maturity Date, and no Interest Period with respect to any part of the Revolving Loan subject to a Pricing Option shall expire later than the Revolving Final Maturity Date.

         If on the B Share Conversion Date all or any portion of the B Share Revolving Loan is subject to one or more effective Pricing Options, then each such Pricing Option shall apply to an equal amount of the B Share Term Loan until the expiration of the Interest Period for such Pricing Option.

                  3.2.4. Funding Costs. If any portion of the Loan which is subject to a Pricing Option is repaid, or any Pricing Option is terminated for any reason, on a date which is prior to the last Banking Day of the Interest Period applicable to such Pricing Option, the Borrower will pay to the Agent for the account of each Lender in accordance with the Lenders' respective Percentage Interests, in addition to any amounts of interest otherwise payable hereunder, an amount equal to daily interest for the unexpired portion of such Interest Period on the portion of the Loan so repaid, or as to which a Pricing Option was so terminated, at a per annum rate equal to the excess, if any, of (a) the Applicable Rate calculated on the basis of the rate applicable to such Pricing Option minus (b) the rate of interest obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date approximating the last Banking Day of such Interest Period. For purposes of this Section 3.2.4, if any portion of the Loan which was to have been subject to a Pricing Option is not outstanding on the first day of the Interest Period applicable to such Pricing Option other than for reasons described in Section 3.2.1 or the failure to advance funds by a Delinquent Lender, the Borrower shall be deemed to have terminated such Pricing Option. The determination by the Agent of such amount of interest shall, in the absence of manifest error, be conclusive.

                  3.2.5. Change in Applicable Laws, Regulations, etc. If any Legal Requirement shall prevent any Lender from funding through the purchase of deposits any portion of the Loan subject to a Pricing Option or otherwise from giving effect to such Lender's obligations as contemplated hereby, (a) the Agent may by notice to the Borrower terminate all of the affected Pricing Option, (b) the portion of the Loan subject to such terminated Pricing Option shall immediately bear interest thereafter at the Applicable Rate computed on the basis of the Base Rate and (c) the Borrower shall make any payment required by
         Section 3.2.4.

                  3.2.6. Taxes. If (a) any Lender shall be subject to any Tax or
         (b) the Company shall be required to withhold or deduct any Tax, the Borrower will on demand by the Agent or such Lender, accompanied by the certificate referred to below, pay to the Agent for such Lender's account such additional amount as is necessary to enable such Lender to receive net of any Tax the full amount of all payments of principal of, interest on and fees payable pursuant to a Credit Document. Each Lender agrees that if, after the payment by the Borrower of any such additional amount, any amount identifiable as a part of any Tax related thereto is subsequently recovered or used as a credit by such Lender, such Lender shall reimburse the Borrower to the extent of the amount so recovered or used. A certificate of an officer of such Lender setting forth the amount of such Tax or recovery or use and the basis therefor shall, in the absence of manifest error, be conclusive.

                  3.2.7. Funding Procedure. The Lenders may fund any portion of the Loan subject to a Pricing Option out of any funds available to the Lenders. Regardless of the source of the funds actually used by any of the Lenders to fund any portion of the Loan subject to a Pricing Option, however, all amounts payable hereunder, including the interest rate applicable to any such portion of the Loan and the amounts payable under Sections 3.2.4 and 3.2.6, shall be computed as if each Lender had actually funded such Lender's Percentage Interest in such portion of the Loan through the purchase of deposits in such amount with a maturity the same as the applicable Interest Period relating thereto and through the transfer of such deposits from an office of such Lender having the same location as the applicable Eurodollar Office to one of such Lender's offices in the United States of America.

         3.3. Commitment Fees. In consideration of the Lenders' commitments to make extensions of credit provided for in Section 2, the Borrower will pay in arrears to the Agent for the account of the Lenders in accordance with their Percentage Interests the following commitment fees:

                  (a) with respect to the B Share Revolving Loan, on each Payment Date prior to the B Share Conversion Date, and on the B Share Conversion Date, commencing with the first such date after the Initial Closing Date, an amount calculated on a daily basis at a rate of 0.375% per annum on the amount by which (i) the Stated Maximum Amount of B Share Revolving Credit exceeded (ii) the average daily B Share Revolving Loan during such period;

                  (b) with respect to the Revolving Loan, on each Payment Date, and on the Revolving Final Maturity Date, commencing with the first such date after the Initial Closing Date, an amount calculated on a daily basis at a rate of 0.375% per annum on the amount by which (i) the Maximum Amount of Revolving Credit exceeded (ii) the average daily Revolving Loan during such period.

         3.4. Capital Adequacy. If any Lender shall have determined that (a) compliance by such Lender with any applicable law, governmental rule, regulation or order regarding capital adequacy of banks or bank holding companies, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or any Person controlling such Lender) capital as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or any Person controlling such Lender) could have achieved but for such compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such compliance and assuming that such Lender's capital was fully utilized prior to such compliance) by an amount deemed by such Lender to be material, or (b) any change in any Legal Requirement after the date hereof shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to the Loan, (ii) impose a cost on such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make, its portion of the Loan, or (iii) require such Lender to make any payment on or calculated by reference to the gross amount of any amount received by such Lender under any Credit Document, then, in the case of clause (a) or (b), the Borrower will on demand by the Agent, accompanied by the certificate referred to below, pay to the Agent from time to time as specified by such Lenders as are so affected such additional amounts as shall be sufficient to compensate such Lenders (or any Person controlling such Lenders) for such reduced return, reduction, increased cost or payment together with interest on each such amount from five Banking Days after the date demanded until payment in full thereof at the rate of interest on overdue installments of principal provided in Section 3.1. A certificate of an officer of any such Lender setting forth the amount to be paid to it and the basis for computation thereof hereunder shall, in the absence of manifest error, be conclusive. In determining such amount, such Lender may use any reasonable averaging and attribution methods to allocate any increased costs in good faith on a reasonably equitable basis.

         3.5. Computations of Interest and Fees. For purposes of this Agreement, interest and commitment fees (and any amount expressed as interest or such fees) shall be computed on a daily basis and on the basis of a 360-day year.

4.  Payment.

         4.1. Payment at Maturity. On the stated or any accelerated maturity of the B Share Loan or the Revolving Loan, as the case may be, the Borrower will pay to the Agent for the account of each Lender for credit to the applicable Notes an amount equal to the Indebtedness evidenced by the applicable Notes then due, together with all accrued and unpaid interest thereon and all other Credit Obligations in respect thereof then outstanding.

         4.2.  Contingent Required Prepayments.

                  4.2.1. Excess Credit Exposure. If at any time the B Share Revolving Loan exceeds the Maximum Amount of B Share Revolving Credit, or the Revolving Loan exceeds the Maximum Amount of Revolving Credit, the Borrower will promptly pay the amount of such excess to the Agent for the account of the Lenders without premium (except as provided in Section 3.2.4), for credit to the B Share Revolving Loan or the Revolving Loan, as applicable.

                  4.2.2. Prepayment of B Share Revolving Loan. At the time of the furnishing of each of the financial statements required by Section 7.4.2, and in any event within 45 days after the end of each fiscal quarter, the Borrower Subsidiaries will, as a mandatory prepayment on account of the B Share Revolving Loan, pay to the Agent for the account of each Lender, without premium (except as provided in Section 3.2.4), an amount equal to the excess, if any, of the B Share Collection Amount over the Prepaid Brokerage Commission during such fiscal quarter, minus any voluntary prepayments made since the beginning of such period but prior to the B Share Conversion Date in accordance with Section 4.4.

                  4.2.3. Prepayment of Revolving Loan. Within five Banking Days after the consummation of any underwritten public offering or other sale of any equity interest in any of the Pioneer Goldfields Entities pursuant to Section 7.11.5, the Company shall apply fifty percent (50%) of the net cash proceeds received by the Company or any of its Subsidiaries in such offering or sale to the prepayment of the Revolving Loan, and the Maximum Amount of Revolving Credit shall be permanently reduced by such amount. For purposes of this Section 4.2.3, "net cash proceeds" shall reflect the deduction of any federal, state or local tax obligations which the Company or any Subsidiary may have as a result of such public offering or sale.

         4.3. Mandatory Prepayment of B Share Term Loan. In addition to any amounts paid in accordance with Section 4.2, the Borrower Subsidiaries will, as a mandatory prepayment of the B Share Term Loan, pay to the Agent for the Lenders' accounts on each Payment Date, commencing on the last Banking Day of the first full calendar quarter after the B Share Conversion Date, an amount equal to the greater of (i) 5% of the B Share Term Loan outstanding on the B Share Conversion Date or (ii) the B Share Collection Amount for the quarter ending on such Payment Date; provided that the amount of any such prepayment shall not exceed the amount of the B Share Term Loan outstanding at the time of such prepayment.

         4.4. Voluntary Prepayments. In addition to the prepayments required by Sections 4.2 and 4.3, the Borrower may from time to time prepay all or any portion of the Loan (in integral multiples of $1,000,000), without premium (except as provided in Section 3.2.4 with respect to Pricing Options). After the B Share Conversion Date, such prepayments with respect to the B Share Term Loan shall be applied in the inverse order of maturity thereof. The Borrower shall give the Agent at least five Banking Days' prior notice of its intention to prepay, specifying the date of payment, the total principal amount of the Loan to be paid on such date, the allocation of such prepayment between the B Share Loan and the Revolving Loan and the amount of interest to be paid with such prepayment.

         4.5. Reborrowing; Application of Payments. The amounts of the B Share Revolving Loan or the Revolving Loan prepaid pursuant to Sections 4.2.1, 4.2.2 or 4.4 may be reborrowed from time to time (in the case of the B Share Revolving Loan, prior to the B Share Conversion Date) in accordance with Sections 2.1 and
2.3. The amount of the B Share Term Loan prepaid pursuant to either Section 4.3 or 4.4 may not be reborrowed. Any prepayment of the Loan shall be applied first to the portion of the Loan not then subject to Pricing Options, then the balance of any such prepayment shall be applied to the portion of the Loan then subject to Pricing Options, in the chronological order of the respective maturities thereof, together with any payments required by Section 3.2.4. All payments of principal hereunder shall be made to the Agent for the account of each Lender in accordance with the Lenders' respective Percentage Interests.

         4.6. Payment with Accrued Interest, etc. Upon all prepayments of the Loan, the Borrower shall pay to the Agent for each Lender's account the principal amount to be prepaid together with unpaid interest in respect thereof accrued to the date of prepayment. Notice of prepayment having been given in accordance with Section 4.4, and whether or not notice is given of prepayments pursuant to Sections 4.2 and 4.3, the amount specified to be prepaid shall become due and payable on the date specified for prepayment.

5.  Conditions to Extending Credit.

         5.1. Conditions on Initial Closing Date. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Initial Closing Date, of the following conditions (in addition to the further conditions in Section 5.3):

                  5.1.1. Revolving Notes. The Borrower shall have executed this Agreement, the B Share Revolving Notes and the Revolving Notes and delivered them to the Agent for each Lender.

                  5.1.2. Payment of Fees. The Borrower shall have paid to the Agent for the Agent's account the fees as separately agreed between the Borrower and the Agent.

                  5.1.3. Guarantors Contribution Agreement. Each of the Guarantors shall have entered into a Guarantors Contribution Agreement substantially in the form of Exhibit 5.1.3, pursuant to which the Guarantors will make contributions among themselves with respect to payments made in accordance with their respective guarantees of the Credit Obligations, and shall have delivered it to the Agent.

                  5.1.4. Legal Opinions. On the Initial Closing Date, the Lenders shall have received from the following counsel their respective opinions with respect to the transactions contemplated by the Credit Documents, which opinions shall be in form and substance satisfactory to the Lenders:

                  (a) Hale and Dorr, special counsel to the Company.

                  (b)  Ropes & Gray, special counsel for the Agent.

                  5.1.5. Investment Assets Under Management. On the Initial Closing Date, the aggregate investment assets under management by the Company and its Subsidiaries shall equal or exceed $11,000,000,000, and the Company shall have furnished to the Agent on such date a certificate to such effect signed by an Executive Officer or a Financial Officer.

                  5.1.6. OPIC Insurance Policies. The Agent, on behalf of the Lenders, shall be named as the "Loss Payee" on an insurance policy obtained from the Overseas Private Investment Corporation ("OPIC") and/or such other political risk insurance policies as may reasonably be requested by the Agent, which shall be satisfactory to the Agent in its sole discretion.

         5.2. Conditions on the B Share Conversion Date. In addition to the conditions specified in Section 5.3, on the B Share Conversion Date:

                  5.2.1. B Share Term Notes. The Borrower Subsidiaries shall have executed the B Share Term Notes pursuant to Section 2.2 and delivered them to the Agent.

         5.3. Conditions to Each Extension of Credit. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Closing Date for such extension of credit, of the following conditions:

                  5.3.1. Officer's Certificate. The representations and warranties contained in Sections 6.6 and 8 shall be true and correct on and as of the Closing Date with the same force and effect as though originally made on and as of such date; no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; as of such Closing Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on such Closing Date a certificate to these effects (together with a schedule of calculations demonstrating, as of such Closing Date, compliance with the financial tests set forth in
         Section 7.5), in substantially the form of Exhibit 5.3.1, signed by an Executive Officer or a Financial Officer.

                  5.3.2. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of the Company and any of its Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect in such form as shall be satisfactory to the Required Lenders.

                  5.3.3. Legality, etc. The making of the requested extension of credit shall not (a) subject any Lender to any penalty or special tax (other than a Tax for which the Borrower has reimbursed the Lenders under Section 3.2.6), (b) be prohibited by any law or governmental order or regulation applicable to any Lender or the Borrower or (c) violate any voluntary credit restraint program of the executive branch of the government of the United States of America, the Board of Governors of the Federal Reserve System or any other governmental or administrative agency so long as any Lender reasonably believes that compliance therewith is in the best interests of such Lender.

6.  Guarantees.

         6.1. Guarantees of Credit Obligations. Each Guarantor hereby unconditionally guarantees that the Credit Obligations incurred by any other Obligor will be performed and will be paid in full in immediately available funds when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectibility and being absolute and in no way conditional or contingent. In the event any part of the Credit Obligations shall not have been so paid in full when due and payable, such Guarantor will, not later than five days after written notice by the Agent or, without notice, immediately upon the occurrence of a Bankruptcy Default, pay or cause to be paid to the Agent for the Lenders' account the amount of such Credit Obligations which are then due and payable and unpaid. The obligations of each Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Credit Obligations as against any Obligor, any other guarantor thereof or any other Person. For purposes hereof, the Credit Obligations shall be due and payable when and as the same shall be due and payable under the terms of this Agreement or any other Credit Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

         6.2. Continuing Obligation. Each Guarantor acknowledges that the Lenders have entered into this Agreement (and, to the extent that the Lenders may enter into any future Credit Document, will have entered into such agreement) in reliance on this Section 6 being a continuing irrevocable agreement, and such Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantors hereunder shall terminate when the commitment of the Lenders to extend credit under this Agreement shall have terminated and all of the Credit Obligations have been indefeasibly paid in full in immediately available funds and discharged; provided, however, that

                  (i) if a claim is made upon the Lenders at any time for repayment or recovery of any amounts or any property received by the Lenders from any source on account of any of the Credit Obligations and the Lenders repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Lenders) or

                  (ii) if the Lenders become liable for any part of such claim by reason of (a) any judgment or order of any court or administrative authority having competent jurisdiction or (b) any settlement or compromise of any such claim, then the Guarantors shall remain liable under this Agreement for the amounts so repaid or returned or the amounts for which the Lenders become liable (such amounts being deemed part of the Credit Obligations) to the same extent as if such amounts had never been received by the Lenders, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations. The Guarantors shall, not later than five days after receipt of notice from the Agent, pay to the Agent an amount equal to the amount of such repayment or return for which the Lenders have so become liable. Payments hereunder by a Guarantor may be required by the Agent or the Required Lenders on any number of occasions.

         6.3. Waivers with Respect to Credit Obligations. Except to the extent expressly required by this Agreement or any other Credit Document, each Guarantor hereby waives, to the extent permitted by the provisions of applicable law that may not be waived, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

                  (i) presentment, demand for payment and protest of nonpayment of any of the Credit Obligations, and notice of protest, dishonor or nonperformance;

                  (ii) notice of acceptance of this guarantee and notice that credit has been extended in reliance on such Guarantor's guarantee of the Credit Obligations;

                  (iii) notice of any Default or of any inability to enforce performance of the obligations of any Obligor or any other Person with respect to any Credit Document, or notice of any acceleration of maturity of any Credit Obligations;

                  (iv) demand for performance or observance of, and any enforcement of any provision of, the Credit Obligations, this Agreement or any other Credit Document or against any Obligor or any other Person in respect of the Credit Obligations or any requirement of diligence or promptness on the part of the Lenders in connection with any of the foregoing;

                  (v) any act or omission on the part of the Lenders which may impair or prejudice the rights of such Guarantor, including subrogation rights or rights to obtain exoneration, contribution, indemnification or any other reimbursement from any Obligor or any other Person;

                  (vi) any act or omission which might vary the risk of such Guarantor or otherwise operate as a deemed release or discharge, and the benefits of any statute that limits the liability of one joint guarantor upon the release of any other joint guarantor;

                  (vii) any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

                  (viii) the provisions of any "one action" or "anti-deficiency" law which would otherwise prevent the Lenders from bringing any action, including any claim for a deficiency, against such Guarantor before or after the Lenders' commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Lenders;

                  (ix) all demands and notices of every kind with respect to the foregoing; and

                  (x) to the extent not referred to above, all defenses which any Obligor may now or hereafter have to the payment of the Credit Obligations, together with all suretyship defenses, which could otherwise be asserted by such Guarantor.

         No delay or omission on the part of the Lenders in exercising any right under this Agreement or any other Credit Document or under any guarantee of the Credit Obligations shall operate as a waiver or relinquishment of such right. No action which the Lenders or any Obligor may take or refrain from taking with respect to the Credit Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of any Guarantor hereunder. None of the Lenders' rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Lenders or any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which the Lenders may have or otherwise be charged with. To the extent not prohibited by the provisions of applicable law that may not be waived, each Guarantor hereby absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert, any appraisement, valuation, stay, extension, redemption or similar law, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement, any other Credit Document or the Credit Obligations.

         6.4. Lenders' Power to Waive, etc. Each Guarantor hereby grants to the Lenders full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being hereby expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of such Guarantor under its guarantee hereunder:

                  (i) to waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, this Agreement, any other Credit Document, the Lender Security, the Credit Obligations or any guarantee thereof (each as from time to time in effect);

                  (ii) to grant any extensions of the Credit Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Credit Obligations, whether or not rights against such Guarantor under this Agreement are reserved in connection therewith;

                  (iii) to collect or liquidate or realize upon any of the Credit Obligations in any manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations; and

                  (iv) to extend credit under this Agreement, any other Credit Document or otherwise in such amount as the Lenders may determine, even though the condition of the Obligors (financial or otherwise on an individual or consolidated basis) may have deteriorated since the date hereof.

         6.5. Information Regarding Obligors, etc. Each Guarantor acknowledges and agrees that it has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Guarantor hereby waives any obligation which may now or hereafter exist on the part of the

Lenders to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Guarantor undertakes to keep itself informed of such risks and any changes therein. Each Guarantor hereby expressly waives any duty which may now or hereafter exist on the part of the Lenders to disclose to such Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Obligors or their Affiliates or their properties or management, whether now or hereafter known by the Lenders. Each Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Obligors all information concerning this Agreement and all other Credit Documents and all other information as to the Obligors and their Affiliates or their properties or management as such Guarantor deems necessary or desirable.

         6.6. Certain Guarantor Representations. Each Guarantor hereby represents that it has determined (i) that it is in its best interest and in pursuit of its corporate purposes as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries (including such Guarantor), and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by such Guarantor, to induce the Lenders to enter into this Agreement and to extend credit to the Company by making the guarantees contemplated by this Section 6,
(ii) that the credit available hereunder will directly or indirectly inure to the benefit of such Guarantor and (iii) that by virtue of the foregoing such Guarantor is receiving at least reasonably equivalent consideration from the Lenders for its guarantee. Each Guarantor acknowledges that it has been advised by the Agent that the Lenders are unwilling to enter into this Agreement unless the guarantees contemplated by this Section 6 are given by it. Each Guarantor represents that (a) it will not be rendered insolvent as a result of entering into this Agreement, (b) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they have become absolute and matured, (c) it has, and will have, access to adequate capital for the conduct of its business and (d) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

         6.7. No Subrogation. Until the Credit Obligations have been indefeasibly paid in full and all commitments to extend further credit under the Credit Documents have been irrevocably terminated, each Guarantor hereby agrees with the Lenders and the Obligors that it waives all rights of reimbursement, subrogation, contribution, offset and other claims against the Obligors arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement, except for contribution rights provided in the Guarantors Contribution Agreement.

         6.8. Subordination. Each Guarantor and Excluded Subsidiary hereby covenants and agrees that all Indebtedness, claims and liabilities now or hereafter owing by the Company to such Guarantor or Excluded Subsidiary are hereby subordinated to the prior payment in full of the Credit Obligations and are so subordinated as a claim against the Company or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any of the Credit Obligations are outstanding; provided, however, that the Company may make payments permitted by Section 7.10.

         6.9. Future Subsidiaries; Further Assurances. The Company and each other Guarantor shall from time to time cause each of its present and future Core Mutual Fund Subsidiaries, within 30 days after any such Person becomes a Core Mutual Fund Subsidiary, that is not a Guarantor to join this Agreement as a Guarantor, pursuant to a joinder agreement in form and substance satisfactory to the Agent. Each Excluded Subsidiary shall, upon written request by the Agent, after the occurrence of an Event of Default, join this Agreement as a Guarantor and an Obligor to the maximum extent permitted by the net capital requirements of the Exchange Act, such guarantee to be in effect during the continuance of an Event of Default. Each Guarantor will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Agent may deem necessary or advisable to carry out the intent and purposes of this Section 6.

7. General Covenants. The Company and the other Obligors covenant that, until all of the Credit Obligations shall have been paid in full and until the Lenders' commitments to extend credit under this Agreement and any other Credit Document shall have been irrevocably terminated, the Company and its Subsidiaries will comply with such of the following provisions as are applicable to the Person in question:

         7.1.  Taxes and Other Charges; Accounts Payable.

                  7.1.1. Taxes and Other Charges. Each of the Company and its Subsidiaries will duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; and provided, further, that each of the Company and its Subsidiaries will pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed).

                  7.1.2. Accounts Payable. Each of the Company and its Subsidiaries will promptly pay when due, or in conformity with customary trade terms, all other Indebtedness incident to the operations of such Person; provided, however, that any such Indebtedness need not be paid if the validity or amount thereof shall at the time be contested in good faith and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto.

         7.2.  Conduct of Business, etc.

                  7.2.1. Types of Business. The Core Mutual Fund Subsidiaries will engage only in the business of providing investment advisory, distribution, portfolio execution, administration and transfer agency services, pricing and bookkeeping services and other services incidental or closely related to the investment advisory and investment company complex business.

                  7.2.2. Maintenance of Properties. Each of the Company and its Subsidiaries:

                  (a) will keep its properties in such repair, working order and condition, and will from time to time make such repairs, replacements, additions and improvements thereto for the efficient operation of its businesses and will comply at all times in all material respects with all franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, unless compliance is at the time being contested in good faith by appropriate proceedings; and

                  (b) except to the extent permitted under Section 7.11, will do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business.

                  7.2.3. Compliance with Material Agreements. Each of the Company and its Subsidiaries will comply in all material respects with the provisions of the Material Agreements (to the extent not inconsistent with this Agreement or any other Credit Document). Without the prior written consent of the Required Lenders, no Material Agreement shall be amended, modified, waived or terminated in any manner that would have in any material respect an adverse effect on the interests of the Lenders.

                  7.2.4. Statutory Compliance. Each of the Company and its Subsidiaries will comply, and will use reasonable efforts to cause the Trusts and Funds to comply to the extent applicable (subject to the discretion of their trustees and directors and other than a reasonable business decision to merge or terminate any Trust or Fund), in all material respects with the Investment Company Act (including (a) receipt of financial statements accompanied by an auditor's report of Arthur Andersen LLP (or other independent public accountants of nationally recognized standing), (b) maintenance of a fidelity bond to secure the Funds from larceny and embezzlement and (c) continued registration in full force and effect of each Trust as a registered investment company), the Investment Advisers Act, the Exchange Act, the Securities Act (including the continued registration of the shares representing beneficial interests of, or common stock in, each Fund or Trust), the rules and regulations of the NASD, subchapter M of the Code (to the extent of each Fund's or Trust's continued qualification as a regulated investment company thereunder), the Commodities Act, any other law, statute, rule or regulation governing investment advisers, investment companies, broker-dealers, underwriters, custodians or transfer agents, including capital requirements, and all other valid and applicable statutes, ordinances, zoning and building codes and other rules and regulations of the United States of America, of the states and territories thereof and their counties, municipalities and other subdivisions and of any foreign country or other jurisdictions applicable to such Person, except where compliance therewith shall at the time be contested in good faith by appropriate proceedings or where failure so to comply has not resulted, or does not pose a material risk of resulting, in the aggregate in any Material Adverse Change.

         7.3.  Insurance.

                  7.3.1. Business Interruption Insurance. Each of the Company and its Subsidiaries will maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner customary for similar businesses similarly situated, including but not limited to OPIC insurance or other political risk insurance policies as may reasonably be requested by the Agent or the Required Lenders.

                  7.3.2. Errors and Omissions Insurance. Each of the Company and the Core Mutual Fund Subsidiaries (other than Pioneer Management (Ireland) Ltd.) will maintain a joint errors and omissions policy insuring the Company and each Core Mutual Fund Subsidiary for losses arising from any breach of duty, error or omission arising from the performance of transfer agency services in such amounts as are customarily carried by Persons of established reputation engaged in the same or a similar business and similarly situated.

                  7.3.3. Directors and Officers Insurance. Each of the Company and its Subsidiaries will maintain directors and officers liability insurance insuring the Company and each Subsidiary in such amounts as are customarily carried by Persons of established reputation employed in the same or a similar business and similarly situated, if available on a commercially reasonable basis.

                  7.3.4. Property Insurance. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion or hazards to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities. Such insurance shall provide extended coverage in amounts sufficient to prevent such Person from becoming a co-insurer.

                  7.3.5. Liability Insurance. Each of the Company and its Subsidiaries will maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons and property, including product liability insurance, to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities; provided, however, that it may effect workers' compensation insurance or similar coverage with respect to operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction or by meeting the self-insurance requirements of such state or jurisdiction.

         7.4. Financial Statements and Reports. Each of the Company and its Subsidiaries will maintain a system of accounting in which correct entries will be made of all transactions in relation to their business and affairs in accordance with GAAP. The fiscal year of the Company and its Subsidiaries will end on December 31 in each year.

                  7.4.1. Annual Reports. The Company will furnish to the Lenders as soon as available, and in any event within 95 days after the end of each fiscal year, (1) the Consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, (2) the Consolidated statements of income and Consolidated statements of cash flows of the Company and its Subsidiaries for such fiscal year and (3) the Combined and Combining statements of income and Combined and Combining statements of changes in shareholders' equity and of cash flows for each of (A) the Core Mutual Fund Subsidiaries, (B) the Pioneer Goldfields Entities and (C) the other Subsidiaries of the Company for such fiscal year, all in reasonable detail and together, in the case of Consolidated financial statements in paragraphs (1) and (2) of this Section 7.4.1, with comparative figures for the preceding fiscal year or fiscal year end, all accompanied by:

                         (a) Unqualified reports of Arthur Andersen LLP (or, if
                  they cease to be auditors of the Company and its Subsidiaries, other independent certified public accountants of recognized national standing reasonably satisfactory to the Agent) containing no material uncertainty, to the effect that they have audited the Consolidated financial statements in accordance with generally accepted auditing standards in the United States and that the Consolidated financial statements present fairly, in all material respects, the financial position of the Persons covered thereby at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

                         (b) A report by such accountants that in the course of
                  their annual audit of the Company and its Subsidiaries, nothing came to their attention that caused them to believe that the Company failed to comply with the terms, covenants, provisions and conditions of Section 7.5, as calculated on an annual basis that coincides with the Company's fiscal year end, of this Agreement insofar as they relate to accounting matters. The report is furnished by such accountants with the understanding that their audit was not directed primarily toward obtaining knowledge of such noncompliance. Further, it is understood that the report is intended solely for the information and use of (i) the management of the Company and
                  (ii) the Lenders hereunder, and cannot be used for any other purposes without the prior written consent of such accountants.

                         (c) A certificate of the Company signed by a Financial
                  Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

                         (d) In the event of a change in GAAP after the date
                  hereof, computations by the Company, certified by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 7 and the related definitions.

                         (e) Computations by the Company demonstrating, as of
                  the end of such fiscal year, (i) compliance with the Computation Covenants, (ii) Combined Unreimbursed Sales Commissions for the previous fiscal quarter then ended and
                  (iii) the Total Estimated Collectible Amount as of the end of such fiscal year.

                         (f) Computations by the Company comparing the financial
                  statements referred to above with the most recent budgets for such fiscal year furnished to the Lenders in accordance with
                  Section 7.4.3(a).

                         (g) Calculations, as at the end of the fiscal year
                  covered by such financial statements, of (i) the Accumulated Benefit Obligations for each Plan covered by Title IV of ERISA (other than Multiemployer Plans) and (ii) the fair market value of the assets of such Plan allocable to such benefits.

                         (h) Supplements to Exhibits 8.1 and 8.4 showing any
                  changes in the information set forth in such Exhibits during the last quarter of such fiscal year, as well as any changes in the Charter, Bylaws or incumbency of officers of the Company and the Subsidiaries from those previously certified to the Agent.

                         (i) Reconciliation of beginning and ending balances of
                  the Funds on an aggregate basis showing sales, redemptions, exchanges and changes in net asset value on a group basis for the following groups: money market, equity, fixed income and other.

                  7.4.2. Quarterly Reports. The Company will furnish to the Lenders as soon as available and, in any event, within 50 days after the end of each of the first three fiscal quarters of the Company, (1) the internally prepared Consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, (2) the Consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ending and (3) the Combined and Combining statements of income and Combined and Combining statements of cash flows for each of (A) the Core Mutual Fund Subsidiaries, (B) the Pioneer Goldfields Entities and (C) the other Subsidiaries of the Company for such fiscal quarter and for the portion of the fiscal year then ending, all in reasonable detail and together, in the case of the Consolidated financial statements, with comparative figures for the same date or period in the preceding fiscal year, all accompanied by:

                         (a) A certificate of the Company signed by a Financial
                  Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Company and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

                         (b) In the event of a change in GAAP after the date
                  hereof, computations by the Company, certified by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 7 and related definitions.

                         (c) Computations by the Company demonstrating, as of
                  the end of such quarter, (i) compliance with the Computation Covenants, (ii) Combined Unreimbursed Sales Commissions for such period, and (iii) the Total Estimated Collectible Amount as of the end of such fiscal quarter.

                         (d) Computations by the Company comparing the financial
                  statements referred to above with the most recent budgets for such fiscal year furnished to the Lenders in accordance with
                  Section 7.4.3(a).

                         (e) Supplements to Exhibits 8.1 and 8.4 showing any
                  changes in the information set forth in such Exhibits during such fiscal quarter, as well as any changes in the Charter, Bylaws or incumbency of officers of the Company and its Subsidiaries from those previously certified to the Agent.

                         (f) A certificate of the Company signed by a Financial
                  Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

                         (g) Reconciliation of beginning and ending balances of
                  the Funds on an aggregate basis showing sales, redemptions, exchanges and changes in net asset value on a group basis for the following groups: money market, equity, fixed income and other.

                  7.4.3. Other Reports. The Company will promptly furnish to the Lenders:

                         (a) As soon as prepared and in any event before
                  February 15 in each year, an annual budget and operating projections for such fiscal year of the Company and its Subsidiaries, prepared in a manner consistent with the manner in which the financial projections described in Section 8.2.1 were prepared.

                         (b)  Any material updates of such budget and
                  projections.

                         (c) Any management letters furnished to the Company or any Subsidiary by the Company's auditors.

                         (d) All budgets, projections, Consolidated statements
                  of operations and other reports furnished by the Company or any Subsidiary generally to the shareholders of the Company in such capacity.

                         (e) Such registration statements, proxy statements and
                  reports, including Forms 10-K, 10-Q, 8-K, ADV and BD, as may be filed by the Company or any Subsidiary (but in no event including the Trusts and Funds) with the Securities and Exchange Commission.

                         (f) Any 90-day letter or 30-day letter from the federal
                  Internal Revenue Service asserting tax deficiencies against the Company and its Subsidiaries.

                         (g) Upon the request of the Agent or the Required
                  Lenders, the Trust financial statements and auditor opinions required by Section 7.2.4.

                  7.4.4. Notice of Litigation; Notice of Defaults. The Company will promptly furnish to the Lenders notice of any litigation or any administrative or arbitration proceeding to which the Company or any Subsidiary may hereafter become a party which poses a material risk of resulting, after giving effect to any applicable insurance, in the payment by the Company and its Subsidiaries of at least $1,000,000 or which seeks to enjoin or questions the validity or enforceability of any Credit Document. Promptly upon acquiring knowledge thereof, the Company will notify the Lenders of the existence of any Default, specifying the nature thereof and what action the Company or any Subsidiary has taken, is taking or proposes to take with respect thereto.

                  7.4.5. ERISA Reports. The Company will furnish to the Lenders as soon as available the following items with respect to any Plan:

                         (a) any request for a waiver of the funding standards or an extension of the amortization period,

                         (b) any reportable event (as defined in section 4043 of
                  ERISA), unless the notice requirement with respect thereto has been waived by regulation,

                         (c) any notice received by any ERISA Group Person that
                  the PBGC has instituted or intends to institute proceedings to terminate any Plan, or that any Multiemployer Plan is insolvent or in reorganization,

                         (d) notice of the possibility of the termination of any Plan by its administrator pursuant to section 4041 of ERISA, and

                         (e) notice of the intention of any ERISA Group Person
                  to withdraw, in whole or in part, from any Multiemployer Plan.

                  7.4.6. Other Information. From time to time upon request of any authorized officer of any Lender, each of the Company and its Subsidiaries will furnish to the Lenders such other information regarding the business, assets, financial condition, income or prospects of the Company and its Subsidiaries as such officer may reasonably request, including copies of all tax returns, licenses, agreements, contracts, leases and instruments to which any of the Company or its Subsidiaries is party, including copies of the Investment Advisory Contracts, Distribution Plans or Distribution Agreements, principal underwriting agreements and custodian, registrar, transfer agent and shareholder services contracts of the Company, the Subsidiaries and the Funds. The Lenders' authorized officers and representatives shall have the right during normal business hours upon reasonable notice and at reasonable intervals to examine the books and records of the Company and its Subsidiaries, to make copies, notes and abstracts therefrom and to make an independent examination of their books and records, for the purpose of verifying the accuracy of the reports delivered by any of the Company and its Subsidiaries pursuant to this Section 7.4 or otherwise and ascertaining compliance with or obtaining enforcement of this Agreement or any other Credit Document.

         7.5.  Certain Financial Tests.

                  7.5.1. Company Total Debt to Combined Mutual Fund Cash Flow. On the last day of each of the first four fiscal quarters of the Company after the Initial Closing Date, Company Total Debt shall not exceed 325% of Combined Mutual Fund Cash Flow for the four consecutive fiscal quarters of the Company ending on such date, and on the last day of each fiscal quarter of the Company thereafter, Company Total Debt shall not exceed 300% of Combined Mutual Fund Cash Flow for the four consecutive fiscal quarters of the Company then ending.

                  7.5.2. Combined Adjusted Cash Flow to Consolidated Fixed Charges. On the last day of each fiscal quarter of the Company, Combined Adjusted Cash Flow for the four consecutive fiscal quarters of the Company then ending shall equal or exceed 400% of Consolidated Fixed Charges for such period.

                  7.5.3. Consolidated Tangible Net Worth. Consolidated Tangible Net Worth shall at all times equal or exceed $114,000,000; provided, however, that on the first day of each fiscal quarter of the Company beginning after the Initial Closing Date, such dollar amount shall be increased by an amount equal to 50% of Consolidated Net Income (only if in excess of zero) for the fiscal quarter then most recently ended.

         7.6. Indebtedness. Neither the Company nor any Subsidiary of the Company will create, incur, assume or otherwise become or remain liable with respect to any Indebtedness except the following:

                  7.6.1.   Indebtedness in respect of the Credit Obligations.

                  7.6.2. Indebtedness of the Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary, provided that immediately before and after giving effect to the incurrence of such Indebtedness, no Default exists.

                  7.6.3. Current liabilities existing from time to time, other than for borrowed money, incurred in the ordinary course of business.

                  7.6.4. To the extent that payment thereof shall not at the time be required by Section 7.1, Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials and supplies.

                  7.6.5. Indebtedness secured by Liens of carriers, warehousemen, mechanics and landlords permitted by Sections 7.8.5 and 7.8.6.

                  7.6.6. Indebtedness in respect of judgments or awards (a) which have been in force for less than the applicable appeal period, so long as execution is not levied, or (b) in respect of which the Company or any Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review, so long as execution thereof shall have been stayed pending such appeal or review and the Company or such Subsidiary shall have taken appropriate reserves therefor consistent with GAAP.

                  7.6.7. Indebtedness in respect of deferred taxes arising in the ordinary course of business.

                  7.6.8. Indebtedness in respect of inter-company loans and advances among the Company and its Subsidiaries which are not prohibited by Section 7.9.

                  7.6.9.  Guarantees permitted by Section 7.7.

                  7.6.10. Financing Debt outstanding on the date hereof and described on Exhibit 8.4.

                  7.6.11. Obligations under Interest Rate Protection Agreements permitted by Section 7.15.

         7.7. Guarantees; Letters of Credit. Neither the Company nor any Subsidiary of the Company will become or remain liable with respect to any Guarantee, including reimbursement obligations under letters of credit and other financial guarantees by third parties, except the following:

                  7.7.1.  Guarantees of the Credit Obligations.

                  7.7.2. Guarantees of Indebtedness by the Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary, provided that immediately before and after giving effect to such Guarantee, no Default exists.

         7.8. Liens. Neither the Company nor any Subsidiary of the Company, shall create, incur or enter into, or suffer to be created or incurred or to exist, any Lien (including any arrangement or agreement which prohibits it from creating any Lien), except the following:

                  7.8.1. Restrictions on transfer and Liens contained in the Credit Documents.

                  7.8.2. Liens to secure taxes, assessments and other governmental charges, to the extent that payment thereof shall not at the time be required by Section 7.1.

                  7.8.3. Deposits or pledges made (a) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, (b) in connection with casualty insurance maintained in accordance with Section 7.3, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to Financing Debt) or leases, (d) to secure statutory obligations or surety or appeal bonds, (e) to secure indemnity, performance or other similar bonds in the ordinary course of business or (f) in connection with contested payments to the extent that payment thereof shall not at that time be required by Section 7.1.

                  7.8.4. Liens in respect of judgments or awards, to the extent that such judgments or awards are permitted by Section 7.6.6.

                  7.8.5. Liens of carriers, warehousemen, mechanics and similar Liens, in each case (a) in existence less than 90 days from the date of creation thereof or (b) being contested in good faith by the Company or any Subsidiary in appropriate proceedings (so long as the Company or such Subsidiary shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto).

                  7.8.6. Encumbrances in the nature of (a) zoning restrictions,
         (b) easements, (c) restrictions of record on the use of real property,
         (d) landlords' and lessors' Liens on rented premises and (e) restrictions on transfers or assignments of leases, which in each case do not materially detract from the value of the encumbered property or impair the use thereof in the business of the Company or any Subsidiary.

                  7.8.7. Restrictions under federal and state securities laws on the transfer of securities.

                  7.8.8. Restrictions under Foreign Trade Regulations on the transfer or licensing of certain assets of the Company and its Subsidiaries.

                  7.8.9. Set-off rights of depository institutions with which the Company or any Subsidiary maintains deposit accounts.

                  7.8.10. Liens of the Core Mutual Fund Subsidiaries constituting (a) purchase money security interests (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property existing or created on the date on which such property is acquired, and (b) the renewal, extension or refunding of any security interest referred to in the foregoing clause
         (a) in an amount not to exceed the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that each such security interest shall attach solely to the particular item of property so acquired, and the principal amount of Indebtedness (including Indebtedness in respect of Capitalized Lease Obligations) secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property; and provided, further, that the aggregate principal amount of all Indebtedness secured by Liens permitted by this Section 7.8.10 shall not exceed $5,000,000 at any one time.

                  7.8.11. Any prohibition imposed by applicable law, including
         Section 15(a) of the Investment Company Act and Section 205 of the Investment Advisers Act, or any regulatory agency, on the creation of Liens and the assignment of contracts.

                  7.8.12. Liens incurred by the Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary, provided that immediately before and after giving effect to the incurrence of such Lien, no Default exists, and provided further that in no event shall any pledge of stock be permitted with respect to the stock of any of the Core Mutual Fund Subsidiaries or, subject to Section 7.8.13, the stock of any of the Pioneer Goldfields Entities.

                  7.8.13. Liens with respect to the stock of the Pioneer Goldfields Entities shall be permitted if (i) the Revolving Loan shall have been satisfied and discharged in full and (ii) Combined Mutual Fund Cash Flow exceeds $30,000,000 for the twelve month period ending on the date of the most recently ended fiscal quarter for which financial statements have been furnished (or were required to be furnished) by the Company to the Agent pursuant to Section 7.4.2.

         7.9. Investments and Acquisitions. Neither the Company nor any Subsidiary of the Company will have outstanding, acquire, commit itself to acquire or hold any Investment (including any Investment consisting of the acquisition of any business) except for the following:

                  7.9.1. Investments of the Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary; provided that immediately before and after giving effect to such Investment, no Default exists.

                  7.9.2. Investments of the Core Mutual Fund Subsidiaries in Wholly Owned Subsidiaries of the Core Mutual Fund Subsidiaries; provided, however, that so long as immediately before and after giving effect thereto no Default exists, Investments in Wholly Owned Subsidiaries may be made only to the extent reasonably necessary for the conduct of the business permitted by Section 7.2.1.

                  7.9.3.  Investments in Cash Equivalents.

                  7.9.4. Intercompany loans and advances from any Core Mutual Fund Subsidiary to any other Core Mutual Fund Subsidiary or the Company, but only to the extent reasonably necessary for Consolidated tax planning and working capital management.

                  7.9.5. Prepaid royalties and fees paid in the ordinary course of business.

                  7.9.6. Investments in investment companies sponsored by the Company for which the Company or any Core Mutual Fund Subsidiary is or will become the investment adviser.

                  7.9.7.  Guarantees permitted by Section 7.7.

         7.10. Distributions. Neither the Company nor any Subsidiary of the Company shall make any Distribution except for the following:

                  7.10.1. The Core Mutual Fund Subsidiaries may make Distributions to the Company or to any other Core Mutual Fund Subsidiary to the extent reasonably necessary for the conduct of the business permitted by Section 7.2.1.

                  7.10.2. The Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary may make Distributions to its stockholders during any fiscal quarter of the Company; provided that immediately before and after giving effect thereto, no Default exists.

                  7.10.3. The Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary may make Investments permitted by
         Section 7.9; provided that immediately before and after giving effect thereto, no Default exists.

         7.11. Merger, Consolidation and Dispositions of Assets. Neither the Company nor any Subsidiary of the Company will become party to any merger or consolidation or will sell, lease, sell and lease back, sublease or otherwise dispose of any of its assets, or agree to do any of the foregoing, except the following:

                  7.11.1. The Core Mutual Fund Subsidiaries and the Pioneer Goldfields Entities may sell or otherwise dispose of (a) inventory in the ordinary course of business, (b) tangible assets to be replaced in the ordinary course of business by other tangible assets of equal or greater value and (c) tangible assets or stock or assets of Inactive Subsidiaries that are no longer used or useful in the business of the Core Mutual Fund Subsidiaries and the Pioneer Goldfields Entities; provided, however, that the aggregate fair market value (or book value if greater) of such assets, rights or stock no longer being used or useful shall not exceed $1,000,000 in any fiscal year.

                  7.11.2. Subject to Section 9.1.13, any Core Mutual Fund Subsidiary may merge or be liquidated into the Company or any other Core Mutual Fund Subsidiary (other than an Excluded Subsidiary).

                  7.11.3. Subject to Section 9.1.13, any of the Pioneer Goldfields Entities may merge or be liquidated into the Company or any of the other Pioneer Goldfields Entities.

                  7.11.4. The Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary or a Pioneer Goldfields Entity may enter into a merger, consolidation, sale, lease, sale and leaseback, sublease or other disposition of its assets, provided that immediately before and after giving effect to such transaction, no Default exists; and provided further that any sale of equity interests in any of the Pioneer Goldfields Entities shall be in accordance with Section 7.11.5.

                  7.11.5. Subject to Section 4.2.3, the Company or Pioneer Goldfields Holdings, Inc. may sell a non-controlling equity interest in Pioneer Goldfields Limited or Teberebie Goldfields Limited.

         7.12. Issuance of Stock by Subsidiaries; Subsidiary Distributions; Subsidiary Guarantors.

                  7.12.1. Issuance of Stock by Subsidiaries. No Subsidiary of the Company which is not a Core Mutual Fund Subsidiary or a Pioneer Goldfields Entity shall issue or sell any shares of its capital stock or other evidence of beneficial ownership to any Person other than the Company or any Wholly Owned Subsidiary of the Company unless, immediately before and after giving effect thereto, no Default exists.

                  7.12.2. Issuance of Stock by Core Mutual Fund Subsidiaries or Pioneer Goldfields Entity. No Core Mutual Fund Subsidiary or Pioneer Goldfields Entity shall issue or sell any shares of its capital stock or other evidence of beneficial ownership to any Person other than the Company or any Wholly Owned Subsidiary of the Company; provided that, subject to Sections 4.2.3 and 7.11.5, a public offering or other sale with respect to equity interests in the Pioneer Goldfields Entities shall be permitted.

                  7.12.3. No Restrictions on Subsidiary Distributions. Except for restrictions contained in the Credit Documents, neither the Company nor any Subsidiary will enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Subsidiary to make Distributions or extensions of credit to the Company (directly or indirectly through another Subsidiary).

         7.13. ERISA, etc. Each of the Company and its Subsidiaries will comply, and will cause all ERISA Group Persons to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Company and its Subsidiaries will meet, and will cause all ERISA Group Persons to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $1,000,000. The Company and its Subsidiaries will not withdraw, and will cause all other ERISA Group Persons not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $1,000,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $1,000,000.

         7.14. Transactions with Affiliates. Other than the Material Agreements, neither the Company nor any of its Subsidiaries shall effect any transaction with any of their respective Affiliates (except for the Company and its Subsidiaries, except for Investments permitted by Section 7.9.6, and except for certain expense subsidies, consistent with past practice, for Funds for which the Company or any Subsidiary acts as an investment adviser) on a basis less favorable to the Company and its Subsidiaries than would be the case if such transaction had been effected with a non-Affiliate.

         7.15. Interest Rate Protection. The Company will obtain, within 60 days after the Initial Closing Date, and thereafter keep in effect one or more Interest Rate Protection Agreements, each in form and substance reasonably satisfactory to the Agent, covering a notional amount of at least 60% of the B Share Loan (calculated as of the later of the Initial Closing Date and the date such Interest Rate Protection Agreements are entered into, and as of the last day of each calendar year thereafter, and giving effect to the required prepayments under Section 4.3). Each Interest Rate Protection Agreement shall have an original maturity of not less than five years.

         7.16. Maintenance of Fee Structure. With respect to the B Shares, neither the Company nor any Subsidiary shall cause or permit dealer commissions to be amended to be more favorable to the Brokers or Redemption Fees to be amended to be more favorable to the shareholders of the B Share Funds. The Company and each Subsidiary of the Company, as the case may be, shall continue to receive Distribution Fees at rates no less favorable than the minimum amounts set forth on Exhibit 7.16 and shall continue to act as sole distributor of each Fund and to be the only Person to whom the Funds are permitted to make any payments under the respective Distribution Plan or Distribution Agreement.
Exhibit 7.16 may be amended from time to time by the Company upon 60 days prior notice to the Agent, and the Agent shall give prompt notice thereof to the other Lenders, only to add to such Exhibit a Fund with dealer reallowances no more favorable to the Brokers and Redemption Fees and Distribution Fees no more favorable to the shareholders of such Fund than those applicable to the Funds set forth on Exhibit 7.16 on the date hereof.

         7.17. Maintenance of Mutual Fund Contracts. The Company and the Core Mutual Fund Subsidiaries shall cause each Investment Advisory Contract, Distribution Plan or Distribution Agreement to which it is a party to be renewed on an annual basis on terms at least as favorable to the Company or the Core Mutual Fund Subsidiary, as the case may be.

8. Representations and Warranties. In order to induce the Lenders to extend credit to the Company hereunder, the Company represents and warrants that:

         8.1.  Organization and Business.

                  8.1.1. Company. The Company is a duly organized and validly existing corporation, in good standing under the laws of Delaware, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party and make the borrowings hereunder and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Company have been previously delivered to the Agent and are correct and complete. Exhibit 8.1, as from time to time hereafter supplemented in accordance with Sections 7.4.1 and 7.4.2, sets forth, as of the end of the most recent fiscal year or quarter for which such financial statements are required to be furnished, (i) the jurisdiction of incorporation of the Company, (ii) the address of the Company's principal executive office and chief place of business and (iii) the name under which the Company conducts its business and the jurisdictions in which the name is used.

                  8.1.2. Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of each Subsidiary that is a party to this Agreement have been previously delivered to the Agent and are correct and complete. Exhibit 8.1, as from time to time hereafter supplemented in accordance with Sections
         7.4.1 and 7.4.2, sets forth, as of the end of the most recent fiscal year or quarter for which such financial statements are required to be furnished, (i) the name and jurisdiction of organization of each Subsidiary, (ii) the address of the chief executive office and principal place of business of each Subsidiary, (iii) each name under which each Subsidiary conducts its business and the jurisdictions in which each such name is used and (iv) with respect to the Core Mutual Fund Subsidiaries and the Pioneer

         Goldfields Entities, the number of authorized and issued shares and ownership of each such Subsidiary.

                  8.1.3. Qualification. Except as set forth on Exhibit 8.1, as from time to time supplemented in accordance with Sections 7.4.1 and 7.4.2, each of the Company and each Subsidiary is duly and legally qualified to do business as a foreign corporation or other entity and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, except for failures to be so qualified, authorized or licensed which would not in the aggregate result, or pose a material risk of resulting, in any Material Adverse Change.

         8.2.  Financial Statements and Other Information; Material Agreements.

                  8.2.1. Financial Statements and Other Information. The Company has previously furnished to the Lenders copies of the following:

                         8.2.1.1. The Company's Annual Reports on Form 10-K and
                  its annual reports to stockholders for its fiscal years ended December 31 in each of 1994 and 1995, including the audited Consolidated balance sheet of the Company and its Subsidiaries as at December 31 in each of 1994 and 1995 and audited Consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for the fiscal years of the Company then ended.

                         8.2.1.2. The financial and operational projections for
                  the Company and its Subsidiaries included in the Information Memorandum to the Lenders dated April 8, 1996.

                         8.2.1.3. Calculations demonstrating pro forma
                  compliance with the Computation Covenants as of March 31, 1996.

                  The financial statements referred to in Section 8.2.1.1 (or delivered pursuant to Section 7.4.1 or 7.4.2) were prepared in accordance with GAAP and fairly present the financial position of each of the Company and its Subsidiaries, respectively, covered thereby at the respective dates thereof and the results of their operations for the periods covered thereby. Neither the Company nor any of its Subsidiaries has any known contingent liability material to the Company and its Subsidiaries on a Consolidated basis which is not reflected in the most recent balance sheet referred to in clause (c) above (or delivered pursuant to Section 7.4.1 or 7.4.2) or the notes thereto.

                  The financial statements referred to in Section 8.2.1.2 were prepared in a manner consistent with GAAP and fairly present the financial position of the Persons covered thereby at the respective dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

                  In the Company's judgment, the financial and operational projections referred to in Section 8.2.1.3 constitute a reasonable basis as of the date hereof for the assessment of the future performance of the Company and its Subsidiaries during the periods indicated therein, it being understood that any projected financial information represents an estimate, based on various assumptions, of future results of operations and factors outside of its control which may or may not in fact occur.

                  8.2.2. Material Agreements. The Company has previously furnished to the Lenders correct and complete copies, including all exhibits, schedules and amendments thereto, of the following agreements (the "Material Agreements"):

                         8.2.2.1. the form of Distribution Plan or Distribution
                  Agreement.

                         8.2.2.2.  the form of Investment Advisory Contract.

                         8.2.2.3. the OPIC insurance policy naming the Agent, on
                  behalf of the Lenders, as the "Loss Payee."

                  8.2.3. Investment Assets Under Management. The aggregate investment assets under management by the Company and its Subsidiaries were at least $11,000,000,000 on March 31, 1996.

         8.3. Changes in Condition. No Material Adverse Change has occurred, and since December 31, 1995, neither the Company nor any Subsidiary has entered into any material transaction outside the ordinary course of business except for the transactions contemplated by this Agreement and the Material Agreements or as specifically described to the Lenders in writing.

         8.4. Agreements Relating to Financing Debt. Exhibit 8.4, as from time to time hereafter supplemented in accordance with Sections 7.4.1 and 7.4.2, sets forth the amounts (as of the dates indicated in Exhibit 8.4, as so supplemented) of all Financing Debt of the Company and its Subsidiaries with amounts outstanding or commitments to lend of [$2,500,000] or more and all agreements which relate to such Financing Debt, and all Liens with respect to such Financing Debt. The Company has furnished the Agent with correct and complete copies of any agreements related to Exhibit 8.4 requested by the Required Lenders.

         8.5. Title to Assets. The Company and its Subsidiaries have good and marketable title to or valid leases of all material assets necessary for or used in the operations of their business as now conducted by them and reflected in the most recent balance sheet referred to in Section 8.2.1(i) (or the balance sheet most recently furnished to the Lenders pursuant to Section 7.4.1 or 7.4.2), and to all material assets acquired subsequent to the date of such balance sheet, subject to no Liens except for those permitted by Section 7.8 and except for assets disposed of as permitted by Section 7.11.

         8.6.  Licenses, etc.

         (a) Pioneering Management Corporation is a registered investment adviser under the Investment Advisers Act, with similar registrations with state authorities required to conduct its business as currently conducted and proposed to be conducted except to the extent immaterial to the Company's business, assets, financial condition or prospects. Pioneer Funds Distributor, Inc. is a registered broker/dealer in good standing under the Exchange Act and a member in good standing of the NASD, with similar registrations with state authorities required to conduct its business as currently conducted and proposed to be conducted except to the extent immaterial to the Company's business, assets, financial condition or prospects. Each Trust is a registered investment company, which registration is in full force and effect, under the Investment Company Act and each Fund or Trust is qualified to be taxed and has been (except to the extent no material liability applies to the Company or any Subsidiary) and is taxed as a regulated investment company under subchapter M of the Code. Pioneer Funds Distributor, Inc. acts as the principal underwriter for the Funds and is the sole recipient of Distribution Fees under the respective Distribution Plan or Distribution Agreement. Each Fund or Trust which is a commodity pool is registered under, or has obtained an exemption from, the Commodities Act. The shares representing beneficial interests in, or common stock of, each Fund or Trust are registered, which registration is in full force and effect, under the Securities Act and except to the extent immaterial to the Company's business, assets, financial condition or prospects, similar state securities laws. Each Subsidiary required to be a commodity trading advisor under the Commodities Act is so qualified.

         (b) The Company and its Subsidiaries have all material patents, patent applications, patent rights, service marks, service mark rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, franchises, permits, authorizations, including authorizations under state securities laws, and other material rights as are necessary for the conduct of the business of the Company and its Subsidiaries. All of the foregoing are in full force and effect, and each of the Company and its Subsidiaries is in substantial compliance with the foregoing without any known conflict with the valid rights of others which has resulted, or poses a material risk of resulting, in any Material Adverse Change. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or affects the rights of any of the Company and its Subsidiaries thereunder so as to result in any Material Adverse Change. No litigation or other proceeding or dispute with respect to the validity or, where applicable, the extension or renewal, of any of the foregoing has resulted, or poses a material risk of resulting, in any Material Adverse Change.

         8.7. Litigation. There is no litigation, at law or in equity, including the litigation set forth on Exhibit 8.7, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator which is pending or, to the knowledge of the Company, threatened which involves any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or poses a material risk of resulting, in any Material Adverse Change or which seeks to enjoin the consummation, or which questions the validity or enforceability, of any of the transactions contemplated by this Agreement or any other Credit Document. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Company or any Subsidiary which has resulted, or poses a material risk of resulting, in any Material Adverse Change.

         8.8. Tax Returns. Each of the Company and its Subsidiaries has filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to any assessment received by it. Neither the Company nor any Subsidiary knows of any material additional assessments or any basis therefor. The Company reasonably believes that the charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are adequate.

         8.9. Authorization and Enforceability. Each of the Company and any Subsidiary party to the Subsidiary Guarantee has taken all corporate action required to execute, deliver and perform this Agreement and each other Credit Document, including the borrowings, to which it is party. Each of this Agreement and each other Credit Document constitutes the legal, valid and binding obligation of the Company or such Subsidiary party thereto and is enforceable against such Person in accordance with its terms.

         8.10. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

         (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;

         (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

         (c) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

         (d) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement, the Notes or any other Credit Document, the transactions contemplated hereby or thereby or the making of any borrowing hereunder.

         8.11. Defaults. Neither the Company nor any Subsidiary is in default under any provision of its Charter or By-laws or of this Agreement or any other Credit Document. Neither the Company nor any Subsidiary is in default under any provision of any agreement, instrument, deed or lease to which it is party or by which it or its property is bound, or has violated any law, judgment, decree or governmental order, rule or regulation, in each case so as to result, or pose a material risk of resulting, in any Material Adverse Change.

         8.12.  Certain Business Representations.

                  8.12.1. Labor Relations. No dispute or controversy between the Company or any Subsidiary and any of their respective employees has resulted, or is reasonably likely to result, in any Material Adverse Change, and neither the Company nor any Subsidiary anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. The Company and each of the Subsidiaries is in compliance in all material respects with all federal and state laws with respect to (a) non-discrimination in employment with which the failure to comply, in the aggregate, has resulted in, or poses a material risk of resulting in, a Material Adverse Change and (b) the payment of wages.

                  8.12.2. Antitrust. Each of the Company and its Subsidiaries is in compliance in all material respects with all federal and state antitrust laws relating to its business and the geographic concentration of its business except as has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change.

                  8.12.3. Environmental Compliance. Each of the Company and its Subsidiaries is in compliance in all material respects with the Clean Air Act, the Federal Water Pollution Control Act, the Marine Protection Research and Sanctuaries Act and all other federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, licenses, agreements or governmental restrictions relating to the disposal or use of acids, chemicals, oils, solvents and other hazardous materials, substances or waste products used or produced by the Company and its respective Subsidiaries in the course of their businesses.

                  8.12.4. Certain Other Agreements. Each of the Funds has entered into Investment Advisory Contracts and shareholder services agreements, and in the case of B Share Funds, a Distribution Plan or Distribution Agreement with the Company or another Subsidiary of the Company, which agreements are in full force and effect. The Company has furnished to the trustees or directors, as the case may be, of each Fund and Trust such information as may be reasonably necessary to evaluate the terms of each Investment Advisory Contract and Distribution Plan or Distribution Agreement in accordance with sections 15(c) and 12(b) of the Investment Company Act.

                  8.12.5. Certain Laws. Each of the Company and its Subsidiaries is in compliance with the Investment Company Act, the Investment Advisers Act, the Exchange Act, the Commodities Act and the rules and regulations of the NASD and similar state laws, except to the extent that noncompliance would not result, or pose a material risk of resulting, in any Material Adverse Change. Each Trust and Fund is in compliance with the Investment Company Act and the Securities Act and similar state laws, except to the extent that noncompliance would not result, or pose a material risk of resulting, in any Material Adverse Change.

                  8.12.6. Burdensome Obligations. Neither the Company nor any Subsidiary is party to or bound by any agreement, instrument, deed or lease or is subject to any Charter, By-law or other restriction or commitment or requirement for future expenditures which, in the opinion of the management of such Person, is so burdensome as in the foreseeable future to result in, or pose a material risk of resulting in, a Material Adverse Change.

         8.13. Pension Plans. Neither the Company nor any Subsidiary has any Plan as of the date hereof except for Plans of which the Agent has been notified in writing and are in compliance with Section 7.13.

         8.14.  Foreign Trade Regulations; Government Regulation.

                  8.14.1. Foreign Trade Regulations. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making by the Company of any borrowings hereunder has constituted or resulted in or will constitute or result in the violation of any Foreign Trade Regulation.

                  8.14.2. Government Regulation. Neither the Company nor any Subsidiary, nor any Person controlling the Company or any Subsidiary or under common control with the Company or any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any statute or regulation which regulates the incurring by the Company or any Subsidiary of Financing Debt as contemplated by this Agreement and the other Credit Documents.

         8.15. Pioneer Fund Management Omaha Inc. Pioneer Fund Management Omaha Inc. conducts no business and, as of the date of this Agreement, has total assets with a fair market value (or book value, if greater) of less than $5,000, and the Company will cause Pioneer Fund Management Omaha Inc. to be dissolved prior to December 31, 1996.

         8.16. Disclosure. Neither this Agreement nor any other Credit Document to be furnished to the Lenders by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated hereby or by such other Credit Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. No fact is actually known to the Company or any Subsidiary which has resulted, or in the future (so far as the Company or any Subsidiary can reasonably foresee) will result, or poses a material risk of resulting, in any Material Adverse Change, except to the extent that present or future general economic conditions may result in a Material Adverse Change.

9.  Defaults.

         9.1. Events of Default. The following events are referred to as "Events of Default":

                  9.1.1. The Company or any other Obligor shall fail to make any payment in respect of: (a) interest or any fee on or in respect of any of the Credit Obligations as the same shall become due and payable, and such failure shall continue for a period of three Banking Days or (b) principal of any of the Credit Obligations as the same shall become due, whether at maturity or by acceleration or otherwise.

                  9.1.2. The Company or any of its Subsidiaries shall fail to perform or observe any of the provisions (a) of Section 7.4 and such failure shall continue for a period of five Banking Days or (b) of Sections 7.5 through 7.17.

                  9.1.3. The Company or any Subsidiary or any of their respective Affiliates party to any Credit Document shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or any other Credit Document, and such failure shall not be rectified or cured to the written satisfaction of the Required Lenders within 30 days after notice thereof by the Agent to the Company.

                  9.1.4. Any representation or warranty of or with respect to the Company, any Subsidiary or any of their respective Affiliates party to any Credit Document made to the Lenders in, pursuant to or in connection with this Agreement or any other Credit Document shall be materially false on the date as of which it was made.

                  9.1.5. (a) The Company or any Subsidiary shall fail to make any payment when due (after giving effect to any applicable grace periods) in respect of any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal and accrued interest exceeding $5,000,000;

                         (b) The Company or any Subsidiary shall fail to perform
                  or observe the terms of any agreement relating to such Financing Debt, and such failure shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, specified in such agreement, and such failure shall permit the acceleration of such Financing Debt;

                         (c) Any such Financing Debt of the Company or any
                  Subsidiary shall be accelerated or become due or payable prior to its stated maturity for any reason whatsoever (other than voluntary prepayments thereof); or

                         (d) Any Lien on any property of the Company or any
                  Subsidiary securing any such Financing Debt shall be enforced by foreclosure or similar action.

                  9.1.6. Except as permitted by Section 7.11, the Company, any Core Mutual Fund Subsidiary any Pioneer Goldfields Entity or any other Subsidiary of the Company with aggregate liabilities in excess of $2,500,000 shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

                  9.1.7. Any Credit Document or Material Agreement shall cease, for any reason (other than the scheduled termination thereof in accordance with its terms), to be in full force and effect; or the Company, any Subsidiary or any of their respective Affiliates party thereto shall so assert in a judicial or similar proceeding.

                  9.1.8. A final judgment (a) which, with other outstanding final judgments against the Company, the Subsidiaries and any of their Affiliates party to any Credit Document, exceeds an aggregate of $1,000,000 shall be rendered against the Company or any of the Subsidiaries or Affiliates party to any Credit Document, or (b) which grants injunctive relief that results in, or poses a material risk of resulting in, a Material Adverse Change, and if, within 30 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within 30 days after the expiration of any such stay, such judgment shall not have been discharged.

                  9.1.9. (a) In any four consecutive fiscal quarters of the Company, Investment Advisory Contracts that account for more than 15% of investment assets under management arising from all Investment Advisory Contracts for the four fiscal quarters of the Company completed immediately prior to the commencement of the four consecutive fiscal quarters in question shall have been terminated during the four fiscal quarters in question and shall not have been extended or replaced (by merger of a Fund or Trust into another Fund or Trust or otherwise) with other Investment Advisory Contracts with terms not materially less favorable to the Company and its Subsidiaries and applicable fee rates not less than the previous terms and applicable fee rates, in each case in the sole discretion of the Required Lenders.

                  (b) Any Distribution Plan or Distribution Agreement shall have been terminated and shall not have been extended or replaced with another Distribution Plan or Distribution Agreement with terms not materially less favorable to the Company and its Subsidiaries and applicable fee rates not less than the terms and fee rates applicable to Distribution Fees of the previous Distribution Plan or Distribution Agreement so terminated, in each case in the sole discretion of the Required Lenders.

                  9.1.10. ERISA Group Persons shall fail to pay when due amounts (other than amounts being contested in good faith through appropriate proceedings) aggregating in excess of $1,000,000 for all ERISA Group Persons for which they shall have become liable under Title IV of ERISA to pay to the PBGC or to a Plan; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or a proceeding shall be instituted by a fiduciary of any Plan against any ERISA Group Person to enforce section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist which would require the PBGC to obtain a decree adjudicating that any Plan must be terminated.

                  9.1.11. The Company, any Subsidiary or any of their respective Affiliates obligated with respect to any Credit Obligation shall:

                         (a) commence a voluntary case under the Bankruptcy Code
                  or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                         (b) have filed against it a petition commencing an
                  involuntary case under the Bankruptcy Code which shall not have been dismissed within 60 days after the date on which such petition is filed; or file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided;

                         (c) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

                         (d) seek relief as a debtor under any applicable law,
                  other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

                         (e) have entered against it an order by a court of
                  competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

                         (f) make an assignment for the benefit of, or enter
                  into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

                  9.1.12. Any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act, but excluding any persons who are directors or officers of the Company on the date of this Agreement who continue to be directors and officers) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the outstanding shares of common stock of the Company or the percentage of the voting power required to elect a majority of the board of directors of the Company; or during any period of twelve consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of the directors of the Company; or any three officers of the Company listed on Exhibit 9.1.12 shall cease to be employed by the Company for any reason.

                  9.1.13. The Company shall at any time cease to beneficially own either (i) a controlling interest in the Pioneer Goldfields Entities or (ii) a beneficial ownership interest in all of the Core Mutual Fund Subsidiaries at least equal to that existing on the date hereof (or at the time such Core Mutual Fund Subsidiary becomes a Subsidiary of the Company).

                  9.1.14. Any Fund or Trust shall cease to be qualified to be taxed as a regulated investment company under subchapter M of the Code.

                  9.1.15. Any Material Adverse Change shall have occurred, or any event or events shall have occurred which could reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change.

         9.2. Certain Actions Following an Event of Default. If any one or more Events of Default shall occur, then in each and every such case:

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
                  9.2.1. No Obligation to Extend Credit. The Agent may (and upon written request of the Required Lenders shall) terminate the obligations of the Lenders to make any further extensions of credit under the Credit Documents by furnishing notice thereof to the Company; provided, however, that if a Bankruptcy Default shall have occurred, such obligations shall automatically terminate.

                  9.2.2. Specific Performance; Exercise of Rights. The Agent may (and upon written request of the Required Lenders shall) proceed to protect and enforce the Lenders' rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or any other Credit Document or in any instrument or assignment delivered to the Lenders pursuant to this Agreement or any other Credit Document, or in aid of the exercise of any power granted in this Agreement or any other Credit Document or any such instrument or assignment.

                  9.2.3. Acceleration. The Agent on behalf of the Lenders may (and upon written request of the Required Lenders shall) by notice in writing to the Company declare all or any part of the unpaid balance of the Credit Obligations then outstanding to be immediately due and payable, and thereupon such unpaid balance or part thereof shall become so due and payable without presentment, protest or further demand or notice of any kind, all of which are expressly waived; provided, however, that if a Bankruptcy Default shall have occurred, the unpaid balance of the Credit Obligations shall automatically become immediately due and payable without presentment, protest or further demand or notice of any kind, all of which are expressly waived.

                  9.2.4. Enforcement of Payment; Credit Security; Setoff. The Agent may (and upon written request of the Required Lenders shall) proceed to enforce payment of the Credit Obligations in such manner as it may elect. The Lenders may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any Indebtedness from the Lenders to the Company and its Subsidiaries, including any Indebtedness represented by deposits in any account maintained with the Lenders (except with respect to Pioneer Capital Corporation, Pioneer Ventures Limited Partnership and Pioneer Ventures Limited Partnership II to the extent not permitted by any applicable law or regulation, including without limitation any regulation imposed by the Small Business Administration), regardless of the adequacy of any security for the Credit Obligations. The Lenders shall have no duty to determine the adequacy of any such security in connection with any such offset.

                  9.2.5. Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, all of the Lenders' rights hereunder and under each other Credit Document shall be cumulative.

         9.3. Annulment of Defaults. Any Default or Event of Default shall be deemed to exist and to be continuing for any purpose of this Agreement until the Required Lenders or the Agent (with any consent of the Required Lenders) shall have waived such Default or Event of Default in writing, stated in writing that the same has been cured to such Lenders' reasonable satisfaction or entered into an amendment to this Agreement which by its express terms cures such Default or Event of Default. No such action by the Lenders or the Agent shall extend to or affect any subsequent Default or Event of Default or impair any rights of the Lenders upon the occurrence thereof. The making of any extension of credit during the existence of any Default or Event of Default shall not constitute a waiver thereof.

         9.4. Waivers. The Company waives to the extent not prohibited by the provisions of applicable law that cannot be waived:

                  (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions of this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor;

                  (b) any requirement of diligence or promptness on the part of any Lender in the enforcement of its rights under this Agreement, the Notes or any other Credit Document;

                  (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law; and

                  (d) any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to the Credit Obligations.

10.  Expenses; Indemnity.

         10.1. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay:

                  (a) all reasonable expenses of the Agent (including the out-of-pocket expenses related to forming the group of Lenders and reasonable fees and disbursements of the special counsel to the Agent) in connection with the preparation and duplication of this Agreement and each other Credit Document, examinations by, and reports of, the Agent's commercial financial examiners (limited to not more than one per year prior to the existence of a Default), the transactions contemplated hereby and thereby and operations hereunder and thereunder (other than for assignments pursuant to Section 12.1.1);

                  (b) all recording and filing fees and transfer and documentary stamp and similar taxes at any time payable in respect of this Agreement, any other Credit Document or the incurrence of the Credit Obligations; and

                  (c) to the extent not prohibited by applicable law that cannot be waived, all other reasonable expenses incurred by any Lender or the holder of any Credit Obligation in connection with the enforcement or protection of any rights hereunder or under any other Credit Document, including costs of collection and reasonable attorneys' fees (including a reasonable allowance for the hourly cost of attorneys employed by any Lender on a salaried basis) and expenses.

         10.2. General Indemnity. The Company will indemnify each Lender and hold them harmless from any liability, loss or damage resulting from the violation by the Company of Section 2.4. The Company will also indemnify each Lender, each of the Lenders' directors, officers, employees, affiliates, agents and each Person, if any, who controls any Lender (each Lender and each of such directors, officers, employees, affiliates, agents and control Persons is referred to as an "Indemnified Party") and hold each of them harmless from and against any and all losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may become subject to arising out of or in connection with (a) such Indemnified Party's compliance with or contest of any subpoena or other process issued against it in any proceeding involving the Company or any Subsidiary or their Affiliates arising from this Agreement or any other Credit Document, the transactions contemplated hereby and thereby or the operations hereunder or thereunder or (b) any litigation or investigation involving the Company, any Subsidiaries or their Affiliates, or any officer, director or employee thereof, other than litigation commenced by the Company against any Lender which seeks enforcement of any of the rights of the Company hereunder or under any other Credit Document and is determined adversely to any Lender in a final nonappealable judgment and except to the extent such claims, damages, liabilities and expenses result from the Agent's or a Lender's, as the case may be, gross negligence or willful misconduct.

11.      Operations.

         11.1. Interests in Credits. The percentage interest of each Lender in the Loan shall be computed based on the maximum principal amount for each Lender as set forth in Exhibit

11.1. The foregoing percentage interests, as otherwise adjusted as the Lenders may from time to time agree among themselves, or pursuant to Section 12, are referred to as the "Percentage Interests" with respect to all or any portion of the Loan. References in any Credit Document to the Lenders' respective Percentage Interests are to such interests as from time to time in effect.

         11.2. Agent's Authority to Act, etc. Each of the Lenders appoints and authorizes the Agent to act for the Lenders as the Lenders' Agent in connection with the transactions contemplated by this Agreement and the other Credit Documents on the terms set forth herein. In acting hereunder, the Agent is acting for its own account to the extent of its Percentage Interest and for the accounts of each other Lender to the extent of the Lenders' respective Percentage Interests, and all action in connection with the enforcement of, or the exercise of any remedies (other than the Lenders' rights of set-off as provided in Section 9.2.4 or in any Credit Document) in respect of the Credit Obligations and Credit Documents shall be taken by the Agent.

         11.3. Company to Pay Agent, etc. The Company shall be fully protected in making all payments in respect of the Credit Obligations to the Agent, in relying upon consents, modifications and amendments executed by the Agent purportedly on the Lenders' behalf, and in dealing with the Agent as herein provided. The Agent shall charge the accounts of the Company, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Loan, commitment fees, agent's fees and upon notice to the Company, any other fees and amounts owing under any Credit Document.

         11.4.  Lender Operations for Advances, etc.

                  11.4.1. Advances. On each Closing Date, each Lender, upon notice by the Agent, given promptly after its receipt of the borrowing request, shall advance to the Agent in immediately available funds such Lender's Percentage Interest in the portion of the Loan advanced on such Closing Date prior to 1:00 p.m. (Boston time). If such funds are not received at such time, but all the conditions set forth in Section 5 have been satisfied, each Lender hereby authorizes and requests the Agent to advance for such Lender's account, pursuant to the terms hereof, such Lender's respective Percentage Interest in such portion of the Loan and agrees to reimburse the Agent in immediately available funds for the amount thereof prior to 3:00 p.m. (Boston time) on the day such portion of the Loan is advanced hereunder; provided, however, that the Agent is not authorized to make any such advance for the account of any Lender who has previously notified the Agent in writing that such Lender will not be performing its obligations to make further advances hereunder.

                  11.4.2. Agent to Allocate Payments, etc. All payments of principal and interest in respect of the extensions of credit made pursuant to this Agreement, commitment fees and other fees under this Agreement shall, as a matter of convenience, be made by the Company to the Agent in immediately available funds. The share of each Lender shall be credited to such Lender by the Agent in immediately available funds in such manner that the principal amount of the Credit Obligations to be paid shall be paid proportionately in accordance with the Lenders' respective Percentage Interests in such Credit Obligations. Under no circumstances shall any Lender be required to produce or present its Notes as evidence of its interests in the Credit Obligations in any action or proceeding relating to the Credit Obligations.

                  11.4.3. Delinquent Lenders; Nonperforming Lenders. In the event that any Lender fails to reimburse the Agent pursuant to Section
         11.4.1 for the Percentage Interest of such Lender (a "Delinquent Lender") in any credit advanced by the Agent pursuant hereto, overdue amounts (the "Delinquent Payment") due from the Delinquent Lender to the Agent shall bear interest, payable by the Delinquent Lender on demand, at a per annum rate equal to (a) the Federal Funds Rate for the first three days overdue and (b) the sum of 2% plus the Federal Funds Rate for any longer period. Such interest shall be payable to the Agent for its own account for the period commencing on the date of the Delinquent Payment and ending on the date the Delinquent Lender reimburses the Agent on account of the Delinquent Payment (to the extent not paid by the Company as provided below) and the accrued interest thereon (the "Delinquency Period"), whether pursuant to the assignments referred to below or otherwise. Upon notice by the Agent, the Company will pay to the Agent the principal (but not the interest) portion of the Delinquent Payment. During the Delinquency Period, in order to make reimbursements for the Delinquent Payment and accrued interest thereon, the Delinquent Lender shall be deemed to have assigned to the Agent all payments made by the Company under Section 4 which would have thereafter otherwise been payable under the Credit Documents to the Delinquent Lender. During any other period in which any Lender is not performing its obligations to extend credit under
         Section 2 (a "Nonperforming Lender"), the Nonperforming Lender shall be deemed to have assigned to each Lender that is not a Nonperforming Lender (a "Performing Lender") all payments made by the Company under
         Section 4 which would have thereafter otherwise been payable under the Credit Documents to the Nonperforming Lender, and the Agent shall credit a portion of such payments to each Performing Lender in an amount equal to the Percentage Interest of such Performing Lender divided by one minus the Percentage Interest of the Nonperforming Lender until the respective portions of the Loan owed to all the Lenders are the same as the Percentage Interests of the Lenders immediately prior to the failure of the Nonperforming Lender to perform its obligations under Section 2. The foregoing provisions shall be in addition to any other remedies the Agent, the Performing Lenders or the Company may have under law or equity against the Delinquent Lender as a result of the Delinquent

         Payment or against the Nonperforming Lender as a result of its failure to perform its obligations under Section 2.

         11.5. Sharing of Payments, etc. Each Lender agrees that (a) if by exercising any right of set-off or counterclaim or otherwise, it shall receive payment of a proportion of the aggregate amount of principal, interest and fees due with respect to its Percentage Interest in the Loan which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest and fees due with respect to the Percentage Interest of such other Lender and (b) if such inequality shall continue for more than 10 days, the Lender receiving such proportionately greater payment shall purchase participations in the Percentage Interests in the Loan held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal, interest and fees with respect to the Loan held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Percentage Interests; provided, however, that this Section 11.5 shall not impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of the Company other than the Company's Indebtedness with respect to the Loan. The Company agrees, to the fullest extent permitted by applicable law, that any Credit Participant and any Lender purchasing a participation from another Lender pursuant to this Section 11.5 may exercise all rights of payment (including the right of set-off), and shall be obligated to share payments under this Section 11.5, with respect to its participation as fully as if such Credit Participant or such Lender were the direct creditor of the Company and a Lender hereunder in the amount of such participation.

         11.6. Amendments, Consents, Waivers, etc. Except as otherwise set forth herein and subject to Section 11.4.2(c), the Agent may (and upon the written request of the Required Lenders described in paragraph (a) or (b) below, the Agent shall) take or refrain from taking any action under this Agreement or any other Credit Document, including giving its written consent to any modification of or amendment to and waiving in writing compliance with any covenant or condition in this Agreement or any other Credit Document or any Default or Event of Default, all of which actions shall be binding upon all of the Lenders; provided, however, that:

                  (a) Except as provided below, without the written consent of Lenders owning at least a majority of the Percentage Interests, no modification of or amendment to, or consent with respect to or waiver of compliance with, any of the Credit Documents or waiver of a Default or Event of Default shall be made.

                  (b) Without the written consent of such Lenders as own 100% of the Percentage Interests (other than Delinquent Lenders during the existence of a

         Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any actions enumerated below):

                           (i) No reduction in the interest rate on any portion
                  of the Loan or in commitment fees shall be made.

                           (ii) No extension or postponement of the stated time
                  of payment of all or any portion of the Loan or interest thereon or any commitment fees shall be made.

                           (iii) No increase in the amount, or extension of the
                  term, of the Commitments beyond that provided for under
                  Section 2 shall be made.

                           (iv) No amendment to or modification of Section 7.16
                  (including the pricing structure set forth in Exhibit 7.16 to the extent not amended in accordance with Section 7.16) or this Section 11.6(c) shall be made.

                           (v) No assignment by the Company of its rights or
                  delegation of its duties under any Credit Document shall be made.

                           (vi) No amendment to or modification of this Section
                  11.6 shall be made.

                           (vii) No modification or release of the obligations
                  of the Guarantors pursuant to Section 6 shall be made.

         11.7. Agent's Resignation. The Agent may resign at any time by giving at least 60 days' prior written notice of its intention to do so to each other of the Lenders and upon the appointment by the Required Lenders of a successor Agent satisfactory to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 45 days after the retiring Agent's giving of such notice of resignation, then the retiring Agent may with the consent of the Company, which shall not be unreasonably withheld, appoint a successor Agent which shall be a bank or a trust company having a combined capital, surplus and undivided profit of at least $500,000,000; provided, however, that any successor Agent appointed under this sentence may be removed upon the written request of the Required Lenders, which request shall also appoint a successor Agent satisfactory to the Company. Upon the appointment of a new Agent hereunder, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Agent's resignation hereunder as Agent, or the removal hereunder of any successor Agent, the provisions of this Agreement shall continue to inure to the benefit of such Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         11.8.  Concerning the Agent.

                  11.8.1. Action in Good Faith, etc. The Agent and its officers, directors, employees and agents shall be under no liability to any of the Lenders or to any future holder of any interest in the Credit Obligations for any action or failure to act taken or suffered in good faith, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in good faith. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, on instructions given to the Agent by the required holders of Credit Obligations as provided in this Agreement.

                  11.8.2. No Implied Duties, etc. The Agent shall have and may exercise such powers as are specifically delegated to the Agent under this Agreement or any other Credit Document together with all other powers incidental thereto. The Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement or any other Credit Document except for action specifically provided for in this Agreement or any other Credit Document to be taken by the Agent. Before taking any action under this Agreement or any other Credit Document, the Agent may request an appropriate specific indemnity satisfactory to it from each Lender in addition to the general indemnity provided for in Section 11.11; provided, however, that no such indemnity shall extend to actions or omissions which are taken by the Agent with gross negligence or willful misconduct. Until the Agent has received such specific indemnity, the Agent shall not be obligated to take (although it may in its sole discretion take) any such action under this Agreement or any other Credit Document. Each Lender confirms that the Agent does not have a fiduciary relationship to it under the Credit Documents. The Company confirms that neither the Agent nor any other Lender has a fiduciary relationship to it under the Credit Documents.

                  11.8.3. Validity, etc. Subject to Section 11.8.1, the Agent shall not be responsible to any Lender or any future holder of any interest in the Credit Obligations (a) for the legality, validity, enforceability or effectiveness of this Agreement or any other Credit Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement or any other Credit Document, (c) for the existence or value of any assets included in any security for the Credit Obligations, (d) for the perfection or effectiveness of any Lien purported to be included in such security or (e) for the specification or failure to specify any particular assets to be included in such security.

                  11.8.4. Compliance. The Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Credit Document; and in connection with any extension of credit under this Agreement or any other Credit Document, the Agent shall be fully protected in relying on a certificate of the Company as to the fulfillment by the Company of any conditions to such extension of credit.

                  11.8.5. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent under this Agreement or any other Credit Document by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the Lenders, the Company or any Subsidiary (except as to money or securities received by the Agent or the Agent's authorized agents) for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under any other Credit Document.

                  11.8.6. Reliance on Documents and Counsel. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by the Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon the opinion of counsel selected by the Agent.

                  11.8.7. Agent's Reimbursement. Each of the Lenders severally agrees to reimburse the Agent, in the amount of such Lender's Percentage Interest, for any reasonable expenses not reimbursed by the Company (without limiting the obligation of the Company to make such reimbursement): (a) for which the Agent is entitled to reimbursement by the Company under this Agreement or any other Credit Document, and (b) after the occurrence of a Default, for any other reasonable expenses incurred by the Agent on the Lenders' behalf in connection with the enforcement of the Lenders' rights under this Agreement or any other Credit Document.

                  11.8.8. Agent's Fees. The Company shall pay to the Agent for its own account the amounts on the Initial Closing Date and thereafter as separately agreed between the Company and the Agent.

         11.9. Rights as a Lender. With respect to any credit extended by it hereunder, Bank of Boston shall have the same rights, obligations and powers hereunder as any other Lender and may exercise such rights and powers as though it were not the Agent, and unless the context otherwise specifies, Bank of Boston shall be treated in its individual capacity as though it were not the Agent hereunder. Without limiting the generality of the foregoing, the Percentage Interest of Bank of Boston shall be included in any computations of Percentage Interests. Bank of Boston and its Affiliates may accept deposits from, lend money to, act as trustee for and generally engage in any kind of banking or trust business with the Company, any Subsidiary or any Affiliate of any of them and any Person who may do business with or own an equity interest in the Company, any of the Subsidiaries or any Affiliate of any of them, all as if Bank of Boston were not the Agent and without any duty to account therefor to the other Lenders.

         11.10. Independent Credit Decision. Each of the Lenders acknowledges that it has independently and without reliance upon the Agent, based on the financial statements and other documents referred to in Section 8.2, on the other representations and warranties contained herein and on such other information with respect to the Company and its Subsidiaries as such Lender deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement and to make the extensions of credit provided for hereunder. Each Lender represents to the Agent that such Lender will continue to make its own independent credit and other decisions in taking or not taking action under this Agreement or any other Credit Document. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender, and no act by the Agent taken under this Agreement or any other Credit Document, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent. Except for notices, reports and other documents expressly required to be furnished to each Lender by the Agent under this Agreement or any other Credit Document, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition, financial or otherwise, or credit worthiness of the Company or any Subsidiary which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         11.11. Indemnification. The holders of the Credit Obligations hereby agree to indemnify the Agent (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), pro rata according to their respective Percentage Interests, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent relating to or arising out of this Agreement, any other Credit Document, the transactions contemplated hereby or thereby, or any action taken or omitted by the Agent in connection with any of the foregoing; provided, however, that the foregoing shall not extend to actions or omissions which are taken by the Agent with gross negligence or willful misconduct.

12. Successors and Assigns; Lender Assignments and Participations. Any reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of the Company, the Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns; provided, however, that (a) the Company may not assign its rights or obligations under this Agreement, and (b) the Lenders shall be not entitled to assign their respective Percentage Interests in the Loan hereunder except as set forth below in this Section 12.

         12.1.  Assignments by Lenders.

                  12.1.1. Assignees and Assignment Procedures. Each Lender may with the consent of the Agent and, if no Default exists, the Company (which consent of the Company will not be unreasonably withheld), in compliance with applicable laws in connection with such assignment, assign to one or more commercial banks or other financial institutions (other than mutual funds) (each, an "Assignee") all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents, including its Percentage Interest in the Loan; provided, however, that:

                  (i) the aggregate amount of the Commitment of the assigning Lender subject to each such assignment to any Assignee other than another Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be not less than $5,000,000 and in increments of $1,000,000;

                  (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance (the "Assignment and Acceptance") substantially in the form of Exhibit 12.1.1 together with the Note or Notes subject to such assignment and a processing and recordation fee of $3,000 from the Lenders; provided, however, that no such processing and recording fee shall be payable upon an assignment effected pursuant to Section 3.4; and

                  (iii) any assignment of a Percentage Interest in the Loan shall be pro rata between such Lender's Percentage Interest in the B Share Loan and the Revolving Loan.

         Upon acceptance and recording pursuant to Section 12.1.4, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Banking Days after the execution thereof unless waived by the Agent):

                           (1) the Assignee shall be a party hereto and, to the
                  extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and

                           (2) the assigning Lender shall, to the extent
                  provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.2.4, 3.2.6, 3.4 and 10, as well as to any fees accrued for its account hereunder and not yet paid).

                  12.1.2. Terms of Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the assigning Lender and Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto;

                  (b) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries or the performance or observance by the Company or any Subsidiary of any of their obligations under this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such Assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such Assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (e) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and

                  (f) such Assignee agrees that it will perform in accordance with the terms of this Agreement all the obligations which are required to be performed by it as a Lender, including any requirements under
         Section 14.

                  12.1.3. Register. The Agent shall maintain at the Boston Office a register (the "Register") for the recordation of (a) the names and addresses of the Lenders and the Assignees which assume rights and obligations pursuant to an assignment under Section 12.1.1, (b) the Percentage Interest of each such Lender as set forth in Section 11.1 and (c) the amount of the Loan owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Agent and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  12.1.4. Acceptance of Assignment and Assumption. Upon its receipt of a completed Assignment and Acceptance executed by an assigning Lender and an Assignee together with the Note or Notes subject to such assignment, and the processing and recordation fee referred to in Section 12.1.1, the Agent shall (a) accept such Assignment and Acceptance, (b) record the information contained therein in the Register and (c) give prompt notice thereof to the Company. Within five Banking Days after receipt of notice, the Company shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Assignee in a principal amount equal to the applicable Commitment and Loan assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment and Loan, a new Note to the order of such assigning Lender in a principal amount equal to the applicable Commitment and Loan retained by it. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, and shall be dated the date of the surrendered Notes which they replace.

                  12.1.5. Federal Reserve Bank. Notwithstanding the foregoing provisions of this Section 12, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from such Lender's obligations hereunder or under any other Credit Document.

                  12.1.6. Further Assurances. The Company and its Subsidiaries shall sign such documents and take such other actions from time to time reasonably requested by an Assignee to enable it to share in the benefits of the rights created by the Credit Documents.

         12.2. Credit Participants. Each Lender may, without the consent of the Company or the Agent, in compliance with applicable laws in connection with such participation, sell to one or more Qualified Institutional Buyers (each a "Credit Participant") participations in all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment and the Loan owing to it and the Notes held by it); provided, however, that:

                  (a) such Lender's obligations under this Agreement shall remain unchanged;

                  (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                  (c) the Credit Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 3.2.4, 3.2.6, 3.4 and 10, but shall not be entitled to receive any greater payment thereunder than the selling Lender would have been entitled to receive with respect to the interest so sold if such interest had not been sold; and

                  (d) the Company, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Company relating to the Loan and to approve any amendment, modification or waiver of any provision of this Agreement (except that the consent of the Credit Participant shall be required for any consent pursuant to Section 11.6(b)).


Such Lender shall promptly give notice of such participation to the Company and the Agent.

13. Confidentiality. Each Lender agrees that it will make no disclosure of confidential information furnished to it by the Company or any Subsidiary which is identified as confidential unless such information is or shall have become public other than by the actions of such Lender, or was otherwise known to such Lender prior to its disclosure, except:

         (a) in connection with operations under or the enforcement of this Agreement or any other Credit Document;

         (b) to the applicable bank regulatory or other governmental agencies relating to such Lender or pursuant to any statutory or regulatory requirement;

         (c) pursuant to any mandatory court order, subpoena or other legal process of which the Lender will give, if practicable and permissible under applicable law, prompt notice to the Company;

         (c) to any parent or corporate Affiliate of such Lender or to any Credit Participant, proposed Credit Participant or proposed Assignee; provided, however, that any such Person shall agree to comply with the restrictions set forth in this Section 13 with respect to such information;

         (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential;

         (e) in connection with any litigation or arbitration proceedings to which any Lender, the Company or any of its Subsidiaries is a party arising out of this Agreement or any other Credit Document; and

         (f)  with the prior written consent of the Company, to any other
Person.

14. Foreign Persons. If any assignment is made under Section 12.1 to any Person that is not incorporated or organized under the laws of the United States of America or a state thereof, the Lender making such assignment shall cause such Person to agree that, on or prior to the date of such assignment, it will deliver to the Company and the Agent the following:

                  (a) Two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor form, as the case may be, certifying in each case that such Person is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes.

                  (b) A duly completed Internal Revenue Service Form W-8 or W-9 or successor form, as the case may be, to establish an exemption from United States backup withholding tax.

         Each such Person that delivers to the Company and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to this Section 13 further undertakes to deliver to the Company and the Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company and the Agent. Such Form 1001 or 4224 shall certify that such Person is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. The foregoing documents need not be delivered in the event any change in treaty, law or regulation or official interpretation thereof has occurred which renders all such forms inapplicable or which would prevent such transferee from delivering any such form with respect to it, or such transferee advises the Company that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Until such time as the Company and the Agent have received such forms indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Company shall withhold taxes from such payments at the applicable statutory rate.

15. Notices. Except as otherwise specified in this Agreement, any notice required to be given pursuant to this Agreement shall be given in writing. Any notice, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

         If to the Company or any Subsidiary, to it at its address set forth in
Exhibit 8.1 (as supplemented pursuant to Sections 7.4.1 and 7.4.2), to the attention of the chief financial officer, with a copy to the attention of the chief legal officer.

         If to the Agent or any Lender, to it at its address set forth on the signature page of this Agreement, to the attention of the account officer specified on the signature page, with a copy to the Agent.

16. Course of Dealing; Amendments and Waivers. No course of dealing between any Lender, on the one hand, and the Company or any Subsidiary or Affiliate of the Company, on the other hand, shall operate as a waiver of any of the Lenders' rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. The Company acknowledges that if the Lenders, without being required to do so by this Agreement or any other Credit Document, give any notice or information to, or obtain any consent from, any of the Company and its Subsidiaries or any of their respective Affiliates, the Lenders shall not by implication have amended, waived or modified any provision of this Agreement or any other Credit Document, or created any duty to give any such notice or information or to obtain any such consent on any future occasion. No delay or omission in exercising any right, or any partial exercise of any right, on the part of any Lender under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Agent or the holders of the required Credit Obligations.

17. Defeasance. When all Credit Obligations have been paid, performed and reasonably determined by the Lenders to have been indefeasibly discharged in full, and if at the time no Lender continues to be committed to extend any credit to the Company hereunder or under any other Credit Document, this Agreement shall terminate; provided, however, that Sections 3.2.4, 3.2.6, 3.4, 10, 11.8.7, 11.11, 13, 18 and 19 shall survive the termination of this Agreement.

18.  Venue; Service of Process.  Each of the Company and the Lenders:

                  (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof.

                  (b) Waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court.

Each of the Company and the Lenders consents to service of process in any such proceeding in any manner permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 14 is reasonably calculated to give actual notice.

19. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE COMPANY AND THE LENDERS WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE LENDERS OR THE COMPANY IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Company acknowledges that it has been informed by the Lenders that the provisions of this Section 19 constitute a material inducement upon which each of the Lenders has relied and will rely in entering into this Agreement and any other Credit Document, and that it has reviewed the provisions of this Section 18 with its counsel. Any Lender or the Company may file an original counterpart or a copy of this Section 18 with any court as written evidence of the consent of the Company and the Lenders to the waiver of their rights to trial by jury.

20. General. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by any Lender on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

THE PIONEER GROUP, INC.                                PIONEERING SERVICES CORP.

By /s/ William H. Keough                               By /s/ William H. Keough
   --------------------------------------                 -------------------------------
   Title: Senior Vice President, Chief                    Title: Treasurer
          Financial Officer and Treasurer

60 State Street                                        60 State Street
Boston, Massachusetts 02109-1820                       Boston, Massachusetts 02109-1820

PIONEERING MANAGEMENT                                  ACKNOWLEDGED WITH RESPECT TO SECTIONS
CORPORATION                                            7.8.12 AND 7.8.13:

By /s/ William H. Keough                               PIONEER GOLDFIELDS HOLDINGS, INC.
   --------------------------------------
   Title: Treasurer                                    By /s/ William H. Keough
                                                          -------------------------------
60 State Street                                           Title: Assistant Treasurer
Boston, Massachusetts 02109-1820
                                                       60 State Street
PIONEER MANAGEMENT (IRELAND)                           Boston, Massachusetts 02109-1820
LTD.
                                                       PIONEER GOLDFIELDS LTD.
By /s/ John F. Cogan, Jr.
   --------------------------------------              By /s/ John F. Cogon, Jr.
   Title: Chairman                                        -------------------------------
                                                          Title: Chairman
60 State Street
Boston, Massachusetts 02109-1820                       By /s/ John F. Lawlor
                                                          -------------------------------
PIONEER FUNDS DISTRIBUTOR, INC.                           Title: Director

By /s/ William H. Keough                               60 State Street
   --------------------------------------              Boston, Massachusetts 02109-1820
   Title: Treasurer
                                                       TEBEREBIE GOLDFIELDS LTD.
60 State Street
Boston, Massachusetts 02109-1820                       By /s/ John F. Cogon, Jr.
                                                          -------------------------------
                                                          Title: Chairman

                                                       By /s/ John F. Lawlor
                                                          -------------------------------
                                                          Title: Director

                                                       60 State Street
                                                       Boston, Massachusetts 02109-1820

                      THE FIRST NATIONAL BANK OF BOSTON

                      By   /s/ Stewart P. Neff
                           --------------------------------------
                           Title: Managing Director

                           Financial Institutions Division
                           100 Federal Street - 15th Floor
                           Boston, Massachusetts 02110
                           Telecopy: (617) 434-1537
                           Telex: 940581

                      THE BANK OF NEW YORK

                      By   /s/ Alexander Dunka
                           --------------------------------------
                           Title: AVP

                           One Wall Street, OWS-1
                           Securities Industry Division
                           New York, NY 10286
                           Telecopy: (212) 809-9566
                           Telex:

                      SOCIETE GENERALE

                      By   /s/ D.E. Littlefield
                           --------------------------------------
                           Title: D.E. Littlefield
                                  Vice President

                           1221 Avenue of the Americas
                           New York, New York 10020
                           Telecopy: (212) 278-7153

                         STATE STREET BANK & TRUST COMPANY


                         By:  /s/
                              ----------------------------------------
                              Title:  V.P.

                              225 Franklin Street, 8th Floor
                              Asset-Based Finance
                              Boston, MA 02110
                              Telecopy: (617) 338-4041

                         BANQUE NATIONALE DE PARIS

                         By:  /s/ William Shaheen
                              ----------------------------------------
                              Title: Vice President

                         By:  /s/ Laurent Vanderzyppe
                              ----------------------------------------
                              Title: Assistant Vice President

                              499 Park Avenue, 3rd Floor
                              New York, 10022
                              Telecopy: (212) 415-9707

                         MELLON BANK, N.A.

                         By:  /s/
                              ----------------------------------------
                              Title: Vice President

                              One Mellon Bank Center
                              Mail Code: 1510370
                              Pittsburgh, PA 15258
                              Telecopy: (412) 234-8087

                                    Exhibits

Exhibit 1.126      Calculation Formula for Total Estimated Collectible Amount

Exhibit 2.1.3      Form of B Share Revolving Note

Exhibit 2.2.2      Form of B Share Term Note

Exhibit 2.3.3      Form of Revolving Note

Exhibit 5.1.3      Guarantors Contribution Agreement

Exhibit 5.3.1      Officers's Certificate

Exhibit 7.16       Pricing Structure of B Share Funds

Exhibit 8.1        The Pioneer Group and its Subsidiaries

Exhibit 8.4        Financing Debt

Exhibit 8.7        Litigation

Exhibit 9.1.12     Officers of the Company

Exhibit 11.1       Percentage Interests

Exhibit 12.1.1     Assignment and Acceptance

                                                                   EXHIBIT 1.126



                           QUARTERLY "B" SHARE BORROWING BASE CALCULATION

                                    TOTAL ESTIMATED COLLECTIBLE AMOUNT




1. Calculate the Average Asset Under Management (AAUM) by averaging the prior six months daily net asset values by Fund

2.   Eight Year Projection of Assets Under Management by Quarterly Bucket

     a) Calculate the six month average redemption rate by dividing the total dollars redeemed over the prior six months by the AAUM calculated in
          (1) above

     b) Reduce the Assets Under Management calculated in (1) by the calculated redemption rate (2.a.) to determine the projected AUM each year

3.   Projected Annual Collection of CDSC (back-end sales charge)

     a) Calculate the historical six month redemptions charged a CDSC and use this to determine the percentage of assets redeemed in (2.b) which are subject to a back-end charge vs those which are not

     b) Apply the percentage (calculated in 3.a.) to each of the quarterly buckets to determine the total assets redeemed each year

     c) Apply the applicable CDSC rate (from Pioneer's sales fee schedule) to the redemptions calculated in (3.b.) to determine the total collectible CDSC amount

4.   Projected Collection of Asset Based Sales Charges (ABSC)

     a)   Multiply 75 bpts each year to the projected AUM calculated in 2 above

5. Sum Projected CDSC and ABSC collections in 3 & 4 above for the eight year period to determine the total collectible amount

6. Determine the Net Dealer Advances adjusted for ABSCs collected at original cost for sales prior to the loan agreement

7. Compare the total collectible in (5) to the net dealer advances in (6) to determine the coverage ratio

                                                                   Exhibit 2.1.3


                         FORM OF B SHARE REVOLVING NOTE


BRN-__



                                                                   June __, 1996


       FOR VALUE RECEIVED, each of the undersigned, Pioneering Management Corporation and Pioneer Management (Ireland) Ltd., (collectively, the "Borrowers"), jointly and severally, hereby promise to pay to _____________ (the "Payee") or order, on the B Share Conversion Date, the aggregate unpaid principal amount of the B Share Revolving Loan made by the Payee to the Borrowers pursuant to the Credit Agreement referred to below. The Borrowers jointly and severally promise to pay daily interest from the date hereof, computed as provided in such Credit Agreement, on the aggregate principal amount of such B Share Revolving Loan from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Credit Agreement and to pay interest on overdue principal and, to the extent not prohibited by applicable law, on overdue installments of interest at the rate specified in such Credit Agreement, all such interest being payable at the times specified in such Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

       Payments hereunder shall be made to The First National Bank of Boston, as agent for the Payee, at 100 Federal Street, Boston, Massachusetts 02110.

       All advances with respect to the B Share Revolving Loan made by the Payee pursuant to the Credit Agreement referred to below and all repayments of the principal thereof shall be recorded by the Payee and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such B Share Revolving Loan then outstanding shall be endorsed by the Payee on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof, provided, however, that the failure of the Payee to make any such recordation or endorsement shall not affect the obligations of the Borrowers under this Note, such Credit Agreement or any other Credit Document.

       This Note evidences borrowings under, and is entitled to the benefits and security of, and is subject to the provisions of, the Credit Agreement dated as of June __, 1996, and from time to time in effect (the "Credit Agreement"), among The Pioneer Group, Inc., a Delaware corporation, certain of its subsidiaries, including the Borrowers, the Payee and certain other parties. The principal of this Note is prepayable in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

    In case an Event of Default shall occur, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

    THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OF ANY JURISDICTION.

    The parties hereto, including the Borrowers and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

                                               PIONEERING MANAGEMENT CORPORATION
                                               PIONEER MANAGEMENT (IRELAND) LTD.



                                               By
                                                 -------------------------------
                                                 Title:

                         LOAN AND PAYMENTS OF PRINCIPAL



- --------------------------------------------------------------------------------
                Amount          Amount of          Unpaid
                of              Principal          Principal            Notation
Date            Loan            Repaid             Balance              Made By
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


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                                       -3-

                                                                   Exhibit 2.2.2


                            FORM OF B SHARE TERM NOTE


TN-__



                                                                  June __, 1996


       FOR VALUE RECEIVED, each of the undersigned Pioneering Management Corporation and Pioneer Management (Ireland) Ltd., (collectively, the "Borrowers"), jointly and severally, hereby promise to pay to _____________ (the "Payee") or order, on the B Share Final Maturity Date (as defined in the Credit Agreement referred to below), the aggregate unpaid principal amount of the B Share Term Loan made by the Payee to the Borrowers pursuant to the Credit Agreement. The Borrowers jointly and severally promise to pay daily interest from the date hereof, computed as provided in such Credit Agreement, on the aggregate principal amount of such B Share Term Loan from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Credit Agreement and to pay interest on overdue principal and, to the extent not prohibited by applicable law, on overdue installments of interest at the rate specified in such Credit Agreement, all such interest being payable at the times specified in such Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

       Payments hereunder shall be made to The First National Bank of Boston, as agent for the Payee, at 100 Federal Street, Boston, Massachusetts 02110.

       All B Share Term Loans made by the Payee pursuant to the Credit Agreement referred to below and all repayments of the principal thereof shall be recorded by the Payee and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such B Share Term Loan then outstanding shall be endorsed by the Payee on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; provided, however, that the failure of the Payee to make any such recordation or endorsement shall not affect the obligations of the Borrowers under this Note, such Credit Agreement or any other Credit Document.

       This Note evidences borrowings under, and is entitled to the benefits and security of, and is subject to the provisions of, the Credit Agreement dated as of June _, 1996, as from time to time in effect, (the "Credit Agreement"), among The Pioneer Group, Inc., a Delaware corporation, certain of its subsidiaries, including the Borrowers, the Payee and certain other parties. The principal of this Note is prepayable in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

       In case an Event of Default shall occur, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OF ANY JURISDICTION.

       The parties hereto, including the undersigned makers and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment, or forbearance or other indulgence, without notice.

                                               PIONEERING MANAGEMENT CORPORATION
                                               PIONEER MANAGEMENT (IRELAND) LTD.


                                               By
                                                 -------------------------------
                                                 Title:

                         LOAN AND PAYMENTS OF PRINCIPAL


- --------------------------------------------------------------------------------
               Amount             Amount of            Unpaid
               of                 Principal            Principal        Notation
Date           Loan               Repaid               Balance          Made By
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                                                                   Exhibit 2.3.3


                             FORM OF REVOLVING NOTE


RN-__


                                                                  June __, 1996

       FOR VALUE RECEIVED, The Pioneer Group, Inc., a Delaware corporation (the "Company"), hereby promises to pay _____________________ (the "Lender") or order, on the Revolving Final Maturity Date (as defined in the Credit Agreement referred to below), the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Company pursuant to the Credit Agreement. The Company promises to pay daily interest from the date hereof, computed as provided in such Credit Agreement, on the aggregate principal amount of such Revolving Loans from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Credit Agreement and to pay interest on overdue principal and, to the extent not prohibited by applicable law, on overdue installments of interest and fees at the rate specified in such Credit Agreement, all such interest being payable at the times specified in such Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the final prepayment in full hereof.

       Payments hereunder shall be made to The First National Bank of Boston, as agent for the payee hereof, at 100 Federal Street, Boston, MA 02110.

       All Revolving Loans made by the Lender pursuant to the Credit Agreement referred to below and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Revolving Loan then outstanding shall be endorsed by the Lender on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company under this Note, such Credit Agreement or under any other Credit Document.

       This Note evidences borrowings under, and is entitled to the benefits of, and is subject to the provisions of, the Credit Agreement dated as of June __, 1996, as from time to time in effect (the "Credit Agreement"), among the Company, the payee hereof and certain other lenders. The principal of this Note is prepayable in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

       In case an Event of Default shall occur and be continuing, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

       The parties hereto, including the Company and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

                                        THE PIONEER GROUP, INC.


                                        By
                                           ____________________________
                                           Title:

                         LOAN AND PAYMENTS OF PRINCIPAL


- --------------------------------------------------------------------------------
               Amount             Amount of            Unpaid
               of                 Principal            Principal        Notation
Date           Loan               Repaid               Balance          Made By
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                                                                   EXHIBIT 5.1.3


                        GUARANTORS CONTRIBUTION AGREEMENT

     This Agreement, dated as of June __, 1996, is among each of The Pioneer Group, Inc., a Delaware corporation, Pioneering Management Corporation and Pioneer Management (Ireland) Ltd., (collectively, the "Borrowers"), and the other guarantors listed on Schedule A hereto (together with the Borrowers, the "Guarantors"), in connection with the Credit Agreement dated as of June __, 1996, as from time to time in effect (the "Credit Agreement"), among the Borrowers, the other Guarantors, and the Lenders, including The First National Bank of Boston as agent for itself and the other Lenders. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     The Guarantors agree as follows:

     1. Inducement. In order to induce the Lenders to extend credit to the Borrowers pursuant to the Credit Agreement, the Guarantors have guaranteed, to the extent provided in the Credit Documents, the payment and performance of all Credit Obligations. The extensions of credit by the Lenders to the Borrowers under the Credit Agreement will directly or indirectly inure to the benefit of each Guarantor, and the guarantees referred to in the foregoing sentence are in pursuit of the business purposes of the Guarantor that has given such guarantee as an integral part of the business conducted and proposed to be conducted by it and are reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it. By virtue of the foregoing and after giving effect to the probable liability of each Guarantor on its guarantee, each Guarantor is receiving at least fair consideration and reasonably equivalent value from the Lenders for such guarantee.

     2. Contribution. The Guarantors agree that, as among themselves in their capacity as guarantors and also with respect to the joint and several nature of borrowings under the Credit Agreement, the ultimate responsibility for repayment of the Credit Obligations, in the event that the Borrowers fail to pay when due their respective Credit Obligations, shall be equitably apportioned, to the extent consistent with the Credit Documents, among the respective Guarantors in the proportion that each, in its capacity as a guarantor or as a joint and several Borrower, has benefited from the extensions of credit to the respective Borrowers by the Lenders under the Credit Agreement, or if such equitable apportionment cannot reasonably be determined or agreed upon among the affected Guarantors, in proportion to their respective net worths determined on or about the date hereof (or such later date as such Guarantor becomes party hereto). In the event that any Guarantor, in its capacity as a guarantor or as a joint and several Borrower, pays an amount with respect to the Credit Obligations in excess of its proportionate share as set forth in this Section 2, each other Guarantor shall, to the extent consistent with the Credit Documents, make a contribution payment to such Guarantor in an amount such that the aggregate amount paid by each Guarantor reflects its proportionate share of the Credit Obligations. In the event of any default by any Guarantor under this Section 2, each other Guarantor will bear, to the extent consistent with the Credit Documents, its proportionate share of the defaulting Guarantor's obligation under this Section 2.

     3. Enforcement: Parties. This Agreement is intended to set forth only the rights and obligations of the Guarantors among themselves and shall not in any way affect the obligations of any Guarantor to the Lenders under the Credit Documents (which obligations shall at all times constitute the joint and several obligations of all the Guarantors) and, in furtherance of the foregoing, the provisions of this Agreement shall be carried out in a manner consistent with the requirements contained in Section 6 of the Credit Agreement. The parties agree that, from time to time, additional Affiliates which are included as Guarantors under the Credit Documents may be added as parties hereto (and will also then be added to Schedule A hereto) by executing a counterpart of this Agreement or an agreement by which such Affiliate agrees to be bound hereby, and without further action by any party hereto or thereto.

     4. Counterparts. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                   THE PIONEER GROUP, INC.

                                   By
                                     ---------------------
                                     Title:

                                   PIONEERING MANAGEMENT CORPORATION

                                   By
                                     ---------------------
                                     Title:

                                   PIONEER MANAGEMENT (IRELAND) LTD.

                                   By
                                     ---------------------
                                     Title:

                                   PIONEERING SERVICES CORP.

                                   By
                                     ---------------------
                                     Title:

                                                                      SCHEDULE A



                                OTHER GUARANTORS



Pioneering Services Corporation

                                                                   Exhibit 5.3.1


                              OFFICER'S CERTIFICATE

       Pursuant to Section 5.3.1 of the Credit Agreement dated as of June __, 1996, and as now in effect (the "Credit Agreement"), among The Pioneer Group, Inc. (the "Company"), the Borrower Subsidiaries (as defined therein and, collectively with the Company, the "Borrowers"), certain other subsidiaries of the Company signatories thereto, The First National Bank of Boston and certain other Lenders for which it is acting as agent, the Borrowers hereby request that a loan be made on the date specified below (the "Closing Date") in the following amount(s):

       Closing Date:

       Total amount of B Share Revolving Loan requested:        $
                                                                 ----------

       Total amount of B Share Term Loan Requested:             $
                                                                 ----------

       Total amount of Revolving Loan requested:                $
                                                                 ----------

       In connection with the foregoing request, each of the Borrowers represents and warrants that the representations and warranties contained in Sections 6.6 and 8 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made on and as of the date hereof; no Default exists on the date hereof or will exist after giving effect to the extension of credit requested hereby; as of the date hereof, no Material Adverse Change has occurred; and, as of the date hereof, the aggregate investment assets under management by the Company and its Subsidiaries equals or exceeds $11,000,000,000.

       Attached hereto as Schedule A are calculations demonstrating, as of the last day of the most recently ended fiscal quarter of the Company prior to the Closing Date, the Combined Unreimbursed Sales Commissions.

       Attached hereto as Schedule B are calculations demonstrating, as of the requested Closing Date, compliance with the financial tests set forth in Section
7.5 of the Credit Agreement.

       The foregoing representations and warranties shall be deemed made by the Borrowers on the requested Closing Date unless the Borrowers shall have notified the Agent in writing to the contrary no later than one Banking Day prior to such Closing Date.

       Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

       This certificate has been executed by a duly authorized Executive Officer or Financial Officer this ____ day of ____________, 19__.

                                 THE PIONEER GROUP, INC.


                                 By_______________________________
                                   Title:


                                 PIONEERING MANAGEMENT CORPORATION


                                 By_______________________________
                                   Title:


                                 PIONEER MANAGEMENT (IRELAND) LTD.


                                 By_______________________________
                                   Title:

                                                                      SCHEDULE A


                    COMBINED UNREIMBURSED SALES COMMISSIONS

                                                                      SCHEDULE B


                             SECTION 7.5 COMPLIANCE

                                                                   EXHIBIT 7.16

                          B-SHARE PRICING STRUCTURE

DEALER CONCESSION             EIGHT YEARS            SIX YEARS        FIVE YEARS
- -----------------             -----------            ---------        ----------
    Dealer Advances               4.0%                  3.0%             2.0%

ANNUAL FEES PAID BY THE FUND TO THE FUND DISTRIBUTOR AND QUALIFIED DEALERS

    ANNUAL TRAIL FEES

    The 400 basis point dealer concession represent two components: 1) a 25 bpt prepaid trail and 2) a 375 basis point dealer advance. After the thirteenth month annual trail fees are paid quarterly to qualifying dealers at a maximum rate of 0.25% on the net assets of your clients' accounts for all funds with the exception of Pioneer Cash Reserves A Shares, which pays 0.15%.

    ASSET BASED SALES CHARGE

    100 basis points are charged on an annual basis with 25 bpts paid as a trail to qualified dealers and 75 bpts paid to the distributor except in the first year 100 basis points are paid to the distributor (25 bpts to re-pay the prepaid trail fee)

B-SHARES - CONTINGENT DEFERRED SALES CHARGE (CDSC)

   YEARS SINCE
    PURCHASED                 EIGHT YEARS            SIX YEARS              FIVE YEARS
    ---------                 -----------            ---------              ----------
    First                         4.0                   3.0                    2.0
    Second                        4.0                   3.0                    2.0
    Third                         3.0                   2.0                    1.0
    Fourth                        3.0                   1.0                    0.0
    Fifth                         2.0                   0.0                    0.0
    Sixth                         1.0                   0.0               Converts to A
    Seventh                       0.0              Converts to A
    Eighth                        0.0
    Ninth                     Converts to A

PIONEER B-SHARE FUNDS

    EIGHT YEAR PRICING STRUCTURE
    ---------------------------------

    Pioneer II                               Pioneer Gold Shares

    Pioneer America Income Trust             Pioneer Growth Shares

    Pioneer Bond Fund                        Pioneer Income Fund

    Pioneer Capital Growth Fund              Pioneer India Fund

    Pioneer Cash Reserves Fund               Pioneer International Growth Fund

    Pioneer Emerging Markets Fund            Pioneer Mid-Cap Fund

    Pioneer Equity-Income Fund               Pioneer Real Estate Shares

    Pioneer Europe Fund                      Pioneer Small Company Fund

    Pioneer Fund                             Pioneer Tax Free-Income Fund


    SIX YEAR PRICING STRUCTURE

    Pioneer Intermediate Tax-Free Fund


    FIVE YEAR PRICING STRUCTURE

    Pioneer Short-Term Income Trust

                                                                     EXHIBIT 8.1

                                            Jurisdiction
                                                 of
          Name(1)                           Incorporation               Address                     Jurisdiction(s)
          -------                           -------------               -------                     ---------------

Pioneer Group, Inc.                           Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02019

Pioneering Management                         Delaware         60 State Street                       Massachusetts
Corporation(2)                                                 Boston, Massachusetts 02109


Pioneer Funds Distributor, Inc.(3)          Massachusetts      60 State Sweet                        Massachusetts
                                                               Boston, Massachusetts 02109

Pioneering Services Corporation(4)          Massachusetts      60 State Sweet                        Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer Capital Corporation                 Massachusetts      60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer SBIC Corporation                    Massachusetts      60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer Associates, Inc.                    Massachusetts      60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer Plans Corporation                     Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

PIOGlobal Corporation                         Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer Metals and                            Delaware         60 State Street                       Massachusetts
Technology, Inc                                                Boston, Massachusetts 02109

Pioneer Investments Corporation             Massachusetts      60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer International Corporation             Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109            Switzerland
                                                                                                    Moscow, Russia

Pioneer Fund Management                       Nebraska         60 State Street                       Massachusetts
Company                                                        Boston, Massachusetts 02109

Pioneer Ventures Limited                    Massachusetts      60 State Sweet                        Massachusetts
Partnership                                                    Boston, Massachusetts 02109

                                            Jurisdiction
                                                 of
          Name(1)                           Incorporation               Address                     Jurisdiction(s)
          -------                           -------------               -------                     ---------------


Pioneer Real Estate Advisors, Inc.            Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109           Moscow, Russia

Pioneer Exploration Limited                   Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer Omega, Inc.                           Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer First Russia, Inc.                    Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Luscinia, Inc.                                Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Theta Enterprises, Inc.                       Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer Forest, Inc.                          Delaware         60 State Street                       Massachusetts
                                                               Boston, Massachusetts 02109

Pioneer Goldfields Holdings, Inc.(5)          Delaware         c/o Belfint, Lyons & Shuman              Delaware
                                                               200 West Ninth Street Plaza
                                                               Box 2105
                                                               Wilmington, Delaware 19899

Pioneer Goldfields Limited(6)                 Guernsey,        7 New Street                             Guernsey,
                                           Channel Islands     St. Peter Port                        Channel Islands
                                                               Guernsey GY1 4BZ
                                                               Channel Islands

Pioneer Goldfields Trustees                 Guernsey,          7 New Street                             Guernsey,
Limited                                  Channel Islands       St. Peter Port                        Channel Islands
                                                               Guernsey GYI 4BZ
                                                               Channel Islands

Teberebie Goldfields Limited(7)            Republic of         P.O. Box 6                              Republic of
                                              Ghana            Tarkwa - Wassaw                            Ghana
                                                               Ghana, West Africa

Lobenguela Exploration and                  Zimbabwe           Chancellor House                         Zimbabwe
Mining Company (Private) Limited                               4th Floor
                                                               Samora Machel Avenue
                                                               Harare
                                                               Zimbabwe

                                      Jurisdiction
                                           of
          Name(1)                     Incorporation                     Address                     Jurisdiction(s)
          -------                     -------------                     -------                     ---------------

PIOGlobal Insurance                     Bermuda                c/o Skandia International               Bermuda
Company, Ltd.                                                  Front Street
                                                               Hamilton
                                                               Bermuda

Pioneer Funds Marketing GmbH            Germany                                                         Germany

Pioneer Management (Ireland)            Ireland                2/4 Ely Place                            Ireland
Limited(8)                                                     Dublin 2
                                                               Ireland

Pioneer First Polish Trust Fund         Poland                 Intraco - 26th Floor                     Poland
Joint-Stock Company, s-a                                       Stawki 2
                                                               00-193 Warsaw
                                                               Poland

Pioneer Real Estate                     Poland                 Intraco - 26th Floor                     Poland
Advisors Sp z. o. o.                                           Stawki 2
                                                               00-193 Warsaw
                                                               Poland

Financial Services Limited              Poland                 Intraco - 26th Floor                     Poland
                                                               Stawki 2
                                                               00-193 Warsaw
                                                               Poland

Pioneer Investment                      Poland                 Intraco - 26th Floor                     Poland
Poland Sp z. o. o.                                             Stawki 2
                                                               00-193 Warsaw
                                                               Poland

Pioneer Czech Investment                Czech Republic         Betlem Palais                         Czech Republic
Company, a.s.                                                  Husova ulice 5
                                                               110-00 Prague I
                                                               Czech Republic

  Pioneer Metals International            Russian              Vasilevsky Island                         Russian
                                        Federation             21st Line, 8a                            Federation
                                                               St. Petersburg 199026
                                                               Russian Federation

 Joint-Stock Company Foresr-              Russian              Koprovaya Street, 4                       Russian
 Starma                                 Federation             Komsomolsk-on-Amur                       Federation
                                                               Khabarovsk Territory
                                                               Russian Federation

                                  JURISDICTION
                                       OF
           NAME(1)                INCORPORATION             ADDRESS              JURISDICTION(S)
           -------                -------------             -------              ---------------
Joint-Stock Company Amgun-           Russian        Briakan Village                 Russian
Forest                              Federation      Polina Osipenko Region         Federation
                                                    Khabarovsk Territory
                                                    680000
                                                    Russian Federation

Joint-Stock Company Udinskoye        Russian        Udinsk Village                  Russian
                                    Federation      Polina 0sipenko Region         Federation
                                                    Khabarovsk Territory
                                                    692391
                                                    Russian Federation

Tas-Yurjah Mining Company            Russian        Lev Tolstoy Street              Russian
                                    Federation      Khabarovsk Territory           Federation
                                                    680000
                                                    Russian Federation

Joint-Stock Company Pioneer          Russian        Repina Street, 6                Russian
Starma Equipment                    Federation      Khabarovsk Territory           Federation
                                                    680003
                                                    Russian Federation

Joint-Stock Company Pioneer          Russian        Gazetny per., 5                 Russian
Investments                         Federation      Building 3                     Federation
                                                    Moscow, 103918
                                                    Russian Federation

Pioneer Securities                   Russian        Prospect Mira, 150              Russian
                                    Federation      Suite 04252                    Federation
                                                    Moscow, 129366
                                                    Russian Federation

Management Company (KUIF)            Russian        Prospect Mira, 150              Russian
                                    Federation      Suite 04252                    Federation
                                                    Moscow, 129366
                                                    Russian Federation

First Voucher Fund                   Russian        Trubnikovsky per., 21/2         Russian
                                    Federation      Moscow, 121069                 Federation
                                                    Russian Federation

First Voucher Bank                   Russian        2 - Krasnoprudny per., 7        Russian
                                    Federation      Moscow, 107140                 Federation
                                                    Russian Federation

                                  JURISDICTION
                                       OF
           NAME(1)                INCORPORATION             ADDRESS              JURISDICTION(S)
           -------                -------------             -------              ---------------
Pioneer Services                     Russian        ul. Smolnaya, 24                 Russian
                                    Federation      Moscow, 125445                  Federation
                                                    Russian Federation

Pioneering Management (Jersey)       Jersey,        c/o Abacus Asset                 Jersey,
Limited                          Channel Islands    Management Ltd.              Channel Islands
                                                    La Motte Chambers
                                                    St. Helier
                                                    Jersey JE1 1BJ
                                                    Channel Islands

Pioneer Poland U.S. (Jersey)         Jersey,        c/o Abacus Asset                 Jersey,
Limited                          Channel Islands    Management Ltd.              Channel Islands
                                                    La Motte Chambers
                                                    St. Helier
                                                    Jersey JE1 1BJ
                                                    Channel Islands

Pioneer Poland U.K. Limited      United Kingdom     Plumtree Court               United Kingdom
                                                    London EC4A 4HT
                                                    England

- ------------------------------

(1) Unless otherwise noted, each corporation conducts business under its own name.

(2) 2,000 shares of Common Stock authorized, 1,999 shares issued and outstanding. All shares issued to The Pioneer Group, Inc.

(3) 100,000 shares of Common Stock authorized, 100 shares issued and outstanding. All shares issued to Pioneering Management Corporation.

(4) 15,000 shares of Common Stock authorized, 1,000 shares issued and outstanding. All shares issued to The Pioneer Group, Inc.

(5) 1,000 shares of Common Stock authorized, issued and outstanding. All shares issued to The Pioneer Group, Inc.

(6) 25,000 Ordinary Shares authorized issued and outstanding. 24,993 shares issued to Pioneer Goldfields Holdings, Inc. and 7 shares issued to 7 individual nominees as nominee for Pioneer Goldfields Holdings, Inc.

(7) 10,000,000 Ordinary Shares authorized, consisting of 9,000,000 authorized Class 'A' Shares and 1,000,000 authorized Class 'B' Shares. 1,860,000 Class 'A' Shares issued to Pioneer Goldfields Limited and 206,667 Class 'B' Shares issued to the Government of Ghana.

(8) 1,000,000 Ordinary Shares authorized, 250,000 shares issued and outstanding. 249,999 shares issued to The Pioneer Group. Inc. and 1 share issued to Frymount Limited as nominee for The Pioneer Group, Inc.

                                                                 EXHIBIT 8.4

                                NOTES PAYABLE


Notes payable of the Company consists of the following:

                                                                                 June 7,      December 31,
                                                                                   1996           1995
                                                                                 -------      ------------
                                                                                 (Dollars in Thousands)

Lines of Credit ...............................................................  $     0         $52,000

Senior Credit Facility: $80,000,000 revolving credit
facility, monthly principal payments, interest payable
LIBOR plus 1.25% ..............................................................   45,000               0

Senior Credit Facility: $35,000,000 revolver/term loan
facility, monthly principal payments, interest payable
LIBOR plus 1.25% ..............................................................   30,000               0

Preferred shares financing related to the Russian investment operations, principal payable in two annual installments of $2,000,000 through 1998,
interest payable at 5% ........................................................    4,000           6,000

Small Business Administration ("SBA") financing, notes payable to a bank, interest payable semi-annually at rates ranging from 6.12% to 9.8%,
principal due in 1998 through 2003 ............................................    4,950           4,950

Note payable to a supplier, principal and interest payable in quarterly installments of $336,000 through April 15, 2001
interest payable at 7.85%, secured by equipment ...............................    6,713               0

Note payable to a supplier, principal and interest payable in quarterly installments of $102,000 through May 31, 2001
interest payable at 8.00%, secured by equipment ...............................    5,698               0

Note payable to a supplier, principal and interest payable in quarterly installments of $285,000 through April 15, 2001
interest payable at 7.85%, secured by equipment ...............................    1,680               0

Note payable to a bank guaranteed by the Swedish Exports Credits Guarantee
Board, principal payable in ten semi-annual installments of $266,000 beginning
no later than July 31, 1997, interest payable at 6.42%, secured by equipment ..    2,663               0

                       Exhibit 8.4: NOTES PAYABLE (con't)

Note payable to a bank guaranteed by the Swedish Exports Credits Guarantee
Board, principal payable in semi-annual installments of $812,000 through March
31, 1997, interest payable at 5.77%, secured by equipment .....................       1,624        2,436

Notes payable to a bank, guaranteed by the Company, principal payable in semi-annual installments, of $214,000 through November 30, 1999,
no interest payable, secured by equipment .....................................       1,501        1,715
                                                                                  ---------    ---------
                                                                                    103,829       67,101
Less: Current portion .........................................................      (6,825)     (56,053)
                                                                                  ---------    ---------
                                                                                  $  97,004    $  11,048
                                                                                  =========    =========

Maturates of notes payable at June 7, 1996 for each of the next six years and thereafter are as follows (dollars in thousands):

                1996                          $  6,825
                1997                             6,951
                1998                             3,777
                1999                             3,589
                2000                            79,904
                Thereafter                       2,783
                                              --------
                                              $103,829
                                              ========

                                                                     EXHIBIT 8.7



The School Board of St. Lucie County, Florida v.
Pioneering Management Corporation

       During the period from February 1994, to October 1994, Pioneering Management Corporation ("PMC") served as investment adviser to the School Board of St. Lucie County, Florida ("St. Lucie"). Under the terms of the management contract between St. Lucie and PMC, PMC was authorized to invest in short-term government securities. In May 1995, St. Lucie commenced a civil action against PMC in the Nineteenth Judicial Circuit in and for St. Lucie County, Florida. In the Civil action, which was subsequently removed by PMC to the United States District Court, Southern District of Florida, St. Lucie alleged that PMC had breached the terms of the management contract and that PMC had acted fraudulently. Although no specific damage claim is alleged in the complaint, St. Lucie did note that it had lost $800,000 as a result of PMC's breach and fraudulent conduct. The case is currently in the discovery stage with trial set for fall 1996.

       PMC believes that St. Lucie's claims are without merit. PMC's investments on behalf of St. Lucie were in accordance with the investment objective and strategies set forth in the management contract (which was prepared by the Florida School Board Association on St. Lucie's behalf and the Florida statute which lists acceptable investments for entities such as St. Lucie. In addition, PMC personnel, in written correspondence, specifically informed St. Lucie regarding the types of investments that PMC would make on St. Lucie's behalf. Finally, the management contract disclosed in detail the risks relating to investments in government securities, including interest rate risk and the resulting loss of principal. Notwithstanding the merits of St. Lucie's claim. St. Lucie suffered no damages. St. Lucie apparently calculates its damages by adding the losses on individual portfolio securities while failing to account for offsetting gains. During the time in which PMC managed the St. Lucie account, PMC achieved a positive total return. PMC achieved this positive total return on St. Lucie's behalf during a period when, due to action by the Federal Reserve Board, short-term interest rates moved higher at a historic pace. PMC believes that none of the alternative investments available to St. Lucie (under the program administered by the Florida School Board Association) performed materially better than the St. Lucia account managed by PMC; in fact, at least one alternative performed significantly worse.

       PMC is represented in this matter by Hale and Dorr with Holland & Knight serving as local Florida counsel. PMC has filed a claim with its insurance carrier, ICI Mutual Insurance Company ("ICI Mutual"). While PMC believes that the claim will be covered under its policy, ICI has, in standard fashion, reserved its rights. Kirkpatrick & Lockhart is representing ICI Mutual. The ICI Mutual policy carries a $100,000 deductible.

                                                                 Exhibit 9.1.12

                             OFFICERS OF THE COMPANY

1. John F. Cogan, Jr.       Chairman of the Board, Chief Executive Officer and
                            President of the Company

2. William H. Keough        Senior Vice President, Chief Financial Officer and
                            Treasurer of the Company and Subsidiaries

3. David D. Tripple         President and Chief Investment Officer of Pioneering
                            Management Corporation

4. William H. Smith, Jr.    President and Director of Pioneering Services
                            Corporation

S. Lucien Girard, III       Managing Director and Chief Executive of Pioneer
                            Goldfields Limited and Managing Director of
                            Teberebie Goldfields Limited

6. Robert L. Butler         President of Pioneer Funds Distributor, Inc.

                                                                    Exhibit 11.1

                              PERCENTAGE INTERESTS



Lender                      Total Commitment   B Share Loan    Revolving Loan   Percentage Interest
- ------                      ----------------  --------------   --------------   -------------------
The First National          $ 30,000,000.00   $ 9,130,434.78   $20,869,565.22      26.086956522%
Bank of Boston

Mellon Bank, N.A            $ 25,000,000.00   $ 7,608,695.65   $17,391,304.35      21.739130435%

State Street Bank &         $ 20,000,000.00   $ 6,086,956.52   $13,913,043.48      17.391304348%
Trust Company

The Bank of New             $ 15,000,000.00   $ 4,565,217.39   $10,434,782.61      13.043478261%
York

Societe Generale            $ 15,000,000.00   $ 4,565,217.39   $10,434,782.61      13.043478261%

Banque Nationale            $ 10,000,000.00   $ 3,043,478.26   $ 6,956,521.74       8.695652174%
de Paris

TOTAL                       $115,000,000.00   $35,000,000.00   $80,000,000.00     100.000000000%

                                                                  Exhibit 12.1.1



                           ASSIGNMENT AND ACCEPTANCE

        This Agreement, dated as of ________, 19__, is between ________, a Lender under the Credit Agreement referred to below (the "Assignor"), and ________ (the "Assignee").

        For valuable consideration, the receipt of which is hereby acknowledged, the Assignor agrees with the Assignee as follows:

        8. Reference to Credit Agreement and Definitions. Reference is made to the Credit Agreement dated as of June __, 1996, as from time to time in effect (the, "Credit Agreement"), among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries, the Lenders, and The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

        2. Assignment and Assumption. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the interest set forth on Schedule A hereto in and to all the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents (other than Interest Rate Protection Agreements) as of the Assignment Date (as defined below), together with such percentage interest in all unpaid interest with respect to the Loan and commitment fees accrued to the Assignment Date.

        3. Representations, Warranties, etc.

        3.1. Assignor's Representations and Warranties.  The Assignor:

               (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;

               (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any Subsidiary or the performance by the Company or any Subsidiary of its obligations under the Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant thereto; and

               (c) represents and warrants that after giving effect to the assignment hereunder on the Assignment Date, the Assignor has the interests in the Credit Obligations set forth on Schedule A hereto.

        3.2. Assignee's Representation, Warranties and Agreements. The Assignee:

               (a) represents and warrants that it is legally authorized to enter into this Agreement;

               (b) confirms that it has received a copy of the Credit Agreement and certain other Credit Documents it has requested, together with copies of the most recent financial statements delivered pursuant to
        Section 7.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement;

               (c) agrees that it will, independently and without reliance upon the Assignor or any other Person which has become a Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents;

               (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

               (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender; and

               (f) represents and warrants that after giving effect to the assignment hereunder on the Assignment Date, the Assignee has the interests in the Credit Obligations and under the Credit Agreement as set forth on Schedule A hereto.

        3.3. Qualified Institutional Buyer. The Assignee represents and warrants that it is a Qualified Institutional Buyer.

        3.4. US Withholding Tax. The Assignee represents and warrants that (a) it is incorporated or organized under the laws of the United States of America or a state thereof or (b) it will perform all of its obligations relating to United States income tax withholding under Section 14 of the Credit Agreement.

        4. Assignment Date. The effective date of this Agreement shall be ______________, 19__ (the "Assignment Date").

        5. Assignee Party to Credit Agreement; Assignor Release of Obligations. From and after the Assignment Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and
(b) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

       6. Notices. All notices and other communications required to be given or made to the Assignee under this Agreement, the Credit Agreement or any other Credit Documents shall be given or made at the address of the Assignee set forth on the signature page hereof or at such other address as the Assignee shall have specified to the Assignor, the Agent and the Company in writing.

        7. Further Assurances. The parties hereto agree to execute and deliver such other instruments and documents and to take such other actions as any party hereto may reasonably request in connection with the transactions contemplated by this Agreement.

        8. General. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all current and prior agreements and understandings, whether written or oral, with respect to such subject matter. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

        Each of the Assignor and the Assignee has caused this Agreement to be executed and delivered by its duly authorized officer under seal as of the date first written above.

                                   [ASSIGNOR]


                                   By
                                      -------------------------------
                                      Title:


                                   [ASSIGNEE]


                                   By
                                      -------------------------------
                                      Title:

                                    [Street Address
                                     City, State, Zip Code]
                                     Telecopy:
                                     Telex:


                                   The foregoing is hereby approved:


                                   THE FIRST NATIONAL BANK OF BOSTON,
                                     as Agent


                                   By
                                      -------------------------------
                                      Title:


                                   THE PIONEER GROUP, INC.


                                   By
                                      -------------------------------
                                      Title:

                                                                      SCHEDULE A


                           Portion Assigned Hereunder

       Assignee's Percentage Interest and outstanding principal balance in the B Share Loan and Revolving Loan under the Credit Agreement on and after the Assignment Date pursuant to the assignment being made hereunder on the Assignment Date:

                     Percentage Interest:  ______________%
                     B Share Loan:         $_____________
                     Revolving Loan:       $_____________

                               Assignor's Interest

       Assignor's new Percentage Interest and outstanding principal balance in the B Share Loan and Revolving Loan on and after the Assignment Date after giving effect to the other assignments being made on the Assignment Date:

                     Percentage Interest:  ______________%
                     B Share Loan:         $_____________
                     Revolving Loan:       $_____________

                               Assignee's Interest

       Assignee's new Percentage Interest and outstanding principal balance in the B Share Loan and Revolving Loan on and after the Assignment Date after giving effect to the other assignments being made on the Assignment Date:

                     Percentage Interest:  ______________%
                     B Share Loan:         $_____________
                     Revolving Loan:       $_____________